                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-04559
                                  ----------------------------------------------

             State Street Research Income Trust
        ------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)

             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

             Richard S. Davis, President and Chief Executive Officer
             State Street Research
             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: 617-357-1200
                                                   ------------------
Date of fiscal year end:  03/31/04
                        -----------------
Date of reporting period:  04/01/04 - 09/30/04
                         ----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

ITEM 1: REPORT TO SHAREHOLDERS
        The Semi-annual Report is attached.

                                               [GRAPHIC]   STATE STREET RESEARCH



[GRAPHIC]
Asset Allocation Fund
September 30, 2004






                                               Semiannual Report to Shareholders

Table of Contents

  3  Performance Discussion

  4  About Your Fund Expenses

  5  Portfolio Holdings

 18  Financial Statements

 23  Financial Highlights

 25  Trustees and Officers

      FROM THE CHAIRMAN
            State Street Research

      The U.S. economy grew at a solid pace during the six-month period from April 1, 2004 to September 30, 2004. Gross Domestic Product (GDP), a common measure of economic growth, rose at a pace of more than 3.5% for the first half of 2004. Estimates for second half suggest that the pace of growth could have picked up somewhat, as the US economy remains on solid ground.

      Consumer confidence wavered early in the period as the number of new jobs added to the economy fell below expectations. When the job picture brightened in April and May, consumer confidence tracked higher. More than
      1.2 million jobs were added to the U.S. economy in the spring, and the quality of new jobs improved, as reported by the U.S. Labor Department. However, caution returned on disappointing jobs reports in July and August and consumer confidence pulled back.

      Yet, consumers continued to fuel the economy, pumping dollars into the retail and housing markets. Sales of new and existing homes soared as homebuyers anticipated higher mortgage rates ahead. Corporate profits continued to rise, making it easier for companies to increase spending, especially on information technology, electronic equipment and new jobs.

      As the period wore on, it became clear that the days of record-low short-term interest rates were coming to an end. In June, the Federal Reserve Board raised the federal funds rate from 1.0% to 1.25%. The Fed raised this key short-term rate to 1.5% in August and to 1.75% in September. These increases had little or no impact on the financial markets because they had been widely anticipated and because the Fed has signaled that it will take a measured approach to raising rates as the economic recovery matures.

      Stocks Stumble as Bonds Edge Higher

      After a relatively positive start to the calendar year, a host of worries stopped the major stock market indexes in their tracks. Investors grew more cautious about interest rates, rising energy prices, the threat of terrorist attacks and the outcome of the presidential election and stocks retreated. Value stocks held up considerably better than growth stocks. The energy sector was the stock market's strongest performer.

      High-yield bonds continued to lead the bond market. Most other sectors of the bond market eked out modest positive returns as the yield on the benchmark 10-year U.S. Treasury bond moved lower in the final months of the period. Yields and bond prices move in opposite directions.

      Looking Ahead

      Any time the financial markets deliver negative returns, it is disheartening for investors. However, the seeds of a new market rally are often sown in periods of weakness and decline. With a diversified portfolio and a long-term perspective on the markets, it is easier to weather periods of volatility--and more likely that you may reap the potential benefits in better times. We urge you to talk to your investment professional about your investment plan. And we look forward to helping you achieve your long-term financial goals.

      Sincerely,

      /s/ Richard S. Davis

      Richard S. Davis
      Chairman

                                                              September 30, 2004

          PERFORMANCE

                       Discussion as of September 30, 2004

How State Street Research Asset Allocation Fund Performed State Street Research Asset Allocation Fund (Class A shares, without sales charge) returned -0.94% for the six-month period ended September 30, 2004. It underperformed its peer group, the Lipper Flexible Portfolio Funds Average, which was -0.72% for the period. The fund also underperformed the S&P 500/Lehman Brothers Blended Index, which returned -0.19% for the same period.

Reasons for the Fund's Performance

The broad equity markets struggled during the six-month period, with growth stocks experiencing the largest downturn. Bonds recovered during the third calendar quarter, resulting in positive returns for the year to date.

Within the equity portion of the portfolio, small-cap growth stocks had the largest negative impact on returns because the sector suffered the largest declines during the period. However, an increased exposure to large-cap value shares helped the fund's return as value stocks led the market. In addition, the fund's inflation-sensitive holdings aided return, as they benefited from rising oil prices. Finally, a modest international equity allocation was detrimental, as the Japanese stock market continued to lose ground.

In the fixed income portfolio, high-yield and emerging markets exposure had the greatest positive impact on returns. The high-yield sector benefited from a recovery in corporate earnings and a decline in the expected default rate to 3.0%. The outlook for emerging markets debt also improved. Meanwhile, we slightly increased our high-grade bond allocation, which helped performance.

Looking Ahead

We continue to emphasize equities over bonds, ending the period with a 63% stocks/37% bonds allocation. That represents a slight decrease in our exposure to equities and a slight increase in bonds, reflecting our view that corporate profit growth has decelerated and the stock market outlook remains uncertain.

In the equity portfolio, we continue to favor large-cap stocks over small-cap, and value issues over growth. We believe that business prospects for growth stocks, especially in the technology area, remain weak, and we continue to find investment opportunities among value stocks. The fund has maintained its modest position in international equities.

Within fixed income, we remain invested in both high-yield and emerging markets debt, as we believe they offer the highest return potential.

A Word about Risk

When investing in stocks, the fund may experience sudden or unpredictable drops in value and periods of lackluster performance. When investing in bonds, the fund takes on the risks of bond investing, including the tendency for bond prices to fall when interest rates rise. Investments in foreign derivative securities are subject to economic and currency risk. The fund may not correctly anticipate the relative performance of different asset categories over specific time periods.

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Performance:
-------------------------------------------------------------------------------

Fund average annual total return as of 9/30/04
(does not reflect sales charge)


                         1 Year      5 Years     10 Years
 Class A                  13.38%       6.43%       9.56%
-------------------------------------------------------------------------------
 Class B (1)              12.62%       5.68%       8.76%
-------------------------------------------------------------------------------
 Class B (closed)         15.03%       6.49%       9.17%
-------------------------------------------------------------------------------
 Class C                  12.58%       5.67%       8.75%
-------------------------------------------------------------------------------
 Class S                  13.81%       6.76%       9.85%
-------------------------------------------------------------------------------

Fund average annual total return as of 9/30/04
(at maximum applicable sales charge)


                        1 Year      5 Years     10 Years
 Class A                  6.86%       5.18%       8.91%
-------------------------------------------------------------------------------
 Class B(1)               7.62%       5.36%       8.76%
-------------------------------------------------------------------------------
 Class B (closed)        10.03%       6.17%       9.17%
-------------------------------------------------------------------------------
 Class C                 11.58%       5.67%       8.75%
-------------------------------------------------------------------------------
 Class S                 13.81%       6.76%       9.85%
-------------------------------------------------------------------------------

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

Average Annual Total return at maximum applicable sales charge reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B or B(1) share or 1% Class C share contingent deferred sales charge, where applicable.

Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. If the returns for Class B(1) shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, these returns would have been lower.

Class S shares, offered without sales charge, are available through certain employee benefit plans and special programs.

The Lipper Flexible Portfolio Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

The S&P 500/Lehman Blended Index is an index created by State Street Research. The index is comprised of 60% of the performance of the S&P 500 Index and 40% of the performance of the Lehman Brothers Aggregate Bond Index. The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

                                 State Street Research Asset Allocation Fund   3

            PERFORMANCE

Because of active management, there is no guarantee that the fund currently invests, or will continue to invest, in the industries referenced.

                           Beginning       Ending        Expenses
                            Account        Account         Paid         Annualized
Six months ended             Value          Value         during         Expense
September 30, 2004          3/31/04        9/30/04        Period*         Ratio
----------------------------------------------------------------------------------
Actual Fund Return
----------------------------------------------------------------------------------
Class A                    $1,000        $   983.51      $    7.01        1.41%
----------------------------------------------------------------------------------
Class B(1)                 $1,000        $   976.58      $   10.45        2.11%
----------------------------------------------------------------------------------
Class B                    $1,000        $   989.46      $    5.52        1.11%
----------------------------------------------------------------------------------
Class C                    $1,000        $   975.90      $   10.45        2.11%
----------------------------------------------------------------------------------
Class S                    $1,000        $   986.46      $    5.51        1.11%
----------------------------------------------------------------------------------
Hypothetical 5% Return
----------------------------------------------------------------------------------
Class A                    $1,000        $ 1,017.93      $    7.14        1.41%
----------------------------------------------------------------------------------
Class B(1)                 $1,000        $ 1,014.43      $   10.65        2.11%
----------------------------------------------------------------------------------
Class B                    $1,000        $ 1,019.45      $    5.60        1.11%
----------------------------------------------------------------------------------
Class C                    $1,000        $ 1,014.43      $   10.65        2.11%
----------------------------------------------------------------------------------
Class S                    $1,000        $ 1,019.45      $    5.60        1.11%
----------------------------------------------------------------------------------

 * Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period and then divided by the number of days in the year.

About Your Fund Expenses

As a fund shareholder, you incur two types of costs: (1) Transaction costs, which include sales charges, and (2) ongoing expenses, which include management fees, service/distribution fees (12b-l) and "other" expenses. The examples below illustrate the ongoing cost in dollars of investing in the fund and allow you to compare these costs with the expenses of other funds. The examples are based on a $1,000 investment at the beginning of the period and held for the entire period from March 31, 2004 to September 30, 2004.

Actual Fund Return is based on the fund's actual return and expenses. To estimate the ongoing expenses you paid during the entire period shown, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number shown for your fund under the column "Expenses Paid during the Period".

Hypothetical 5% Return is based on the fund's actual expense ratio and an assumed rate of 5% per year before expenses. Please note that the return used is not the fund's actual return; therefore, this information may not be used to estimate your actual ending balance and expenses paid during the period. To compare your fund's ongoing expenses with those of other funds, simply compare this 5% hypothetical example with the hypothetical examples shown in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transactional expenses such as sales charges, which would result in higher total expenses. It should also be noted that, for certain funds, expenses have been subsidized or reduced through expense offset arrangements, which reduces costs for shareholders. Generally, the fund expects that the expense subsidy or expense offset arrangement will continue although there is no guarantee that it will. Please see the fund's prospectus for more information.

Top 5 Equity Industries
-------------------------------------------------------------------------------

                                                      % of Fund Net Assets
  1   Drugs & Biotechnology                                    4.5%
      -------------------------------------------------------------------------
  2   Miscellaneous Financial                                  4.0%
      -------------------------------------------------------------------------
  3   Banks and Savings & Loans                                3.1%
      -------------------------------------------------------------------------
  4   Retail                                                   2.6%
      -------------------------------------------------------------------------
  5   Diversified Manufacturing                                2.5%
      -------------------------------------------------------------------------
       Total                                                  16.7%

Summary Portfolio Schedule
-------------------------------------------------------------------------------

Industries                                            % of Fund Net Assets
Finance/Mortgage                                              14.7%
-------------------------------------------------------------------------------
Consumer Discretionary                                        10.3%
-------------------------------------------------------------------------------
Financial Services                                            10.2%
-------------------------------------------------------------------------------
U.S. Agency Mortgage                                          10.0%
-------------------------------------------------------------------------------
Corporate                                                      8.9%
-------------------------------------------------------------------------------
Health Care                                                    7.0%
-------------------------------------------------------------------------------
Other Energy                                                   6.1%
-------------------------------------------------------------------------------
Technology                                                     5.5%
-------------------------------------------------------------------------------
Net Cash                                                       4.7%
-------------------------------------------------------------------------------
U.S. Treasury                                                  4.4%
-------------------------------------------------------------------------------
Foreign Government                                             3.4%
-------------------------------------------------------------------------------
Materials & Processing                                         3.0%
-------------------------------------------------------------------------------
Utilities                                                      2.6%
-------------------------------------------------------------------------------
Diversified Manufacturing                                      2.5%
-------------------------------------------------------------------------------
Consumer Staples                                               2.0%
-------------------------------------------------------------------------------
Producer Durables                                              1.5%
-------------------------------------------------------------------------------
Integrated Oils                                                1.1%
-------------------------------------------------------------------------------
Automobiles & Transportation                                   1.0%
-------------------------------------------------------------------------------
Non-U.S. Equities                                              0.9%
-------------------------------------------------------------------------------
Foreign                                                        0.2%
-------------------------------------------------------------------------------
Total                                                        100.0%

PORTFOLIO

       Holdings

September 30, 2004 (unaudited)


Issuer                                                      Shares            Value
------------------------------------------------------------------------------------
Equity Securities 53.8%
Automobiles & Transportation 1.0%
Air Transport 0.1%
Expeditors International of Washington Inc. .........        15,900      $   822,030
                                                                         -----------
Automobiles 0.1%
General Motors Corp.^ ...............................        19,800          841,104
                                                                         -----------
Miscellaneous Transportation 0.2%
OMI Corp.*^ .........................................        41,000          656,820
Stolt Nielsen SA*^ ..................................        13,000          266,520
Stolt Nielsen SA ADR ................................        24,800          507,160
                                                                         -----------
                                                                           1,430,500
                                                                         -----------
Railroads 0.5%
CSX Corp. ...........................................        20,200          670,640
Norfolk Southern Corp. ..............................        22,300          663,202
Union Pacific Corp. .................................        28,000        1,640,800
                                                                         -----------
                                                                           2,974,642
                                                                         -----------
Truckers 0.1%
Yellow Roadway Corp.* ...............................        10,100          473,589
                                                                         -----------
Total Automobiles & Transportation ..................                      6,541,865
                                                                         -----------
Consumer Discretionary 10.3%
Casinos/Gambling, Hotel/Motel 0.9%
Boyd Gaming Corp. ...................................        15,000          422,250
International Game Technology Inc. ..................        31,800        1,143,210
Marriott International Inc. .........................        41,400        2,151,144
Pinnacle Entertainment Inc.*^ .......................        28,500          393,300
Starwood Hotels & Resorts Inc. ......................        22,900        1,063,018
Station Casinos Inc.* ...............................        11,500          563,960
WMS Industries Inc.*^ ...............................        17,100          439,299
                                                                         -----------
                                                                           6,176,181
                                                                         -----------
Commercial Services 1.3%
Ask Jeeves Inc.*^ ...................................        14,600          477,566
Autobytel Inc.*^ ....................................        61,000          547,170
Cendant Corp.* ......................................        80,800        1,745,280
eBay Inc.* ..........................................        31,800        2,923,692
Manpower Inc. .......................................        35,500        1,579,395
Tech Data Corp.* ....................................         6,900          265,995
Waste Management Inc. ...............................        47,700        1,304,118
                                                                         -----------
                                                                           8,843,216
                                                                         -----------
Communications, Media & Entertainment 1.4%
Alliance Gaming Corp.*^ .............................        81,000        1,219,860
Citadel Broadcasting Corp. ..........................        29,900          383,318
DirecTV Group Inc.* .................................        69,474        1,222,048
Liberty Media Corp.* ................................       127,500        1,111,800
LIN TV Corp.^ .......................................        66,200        1,289,576
Time Warner Inc. ....................................        75,600        1,220,184
Viacom Inc. Cl. B* ..................................        20,200          677,912
Walt Disney Co. .....................................       100,600        2,268,530
                                                                         -----------
                                                                           9,393,228
                                                                         -----------


Issuer                                                      Shares            Value
-------------------------------------------------------------------------------------
Consumer Electronics 0.7%
Activision Inc.* ....................................        16,300     $    226,081
Harman International Inc. ...........................        12,800        1,379,200
Yahoo! Inc.* ........................................        93,900        3,184,149
                                                                        ------------
                                                                           4,789,430
                                                                        ------------
Consumer Products 0.4%
International Flavors & Fragrances Inc. .............        30,100        1,149,820
Kimberly-Clark Corp. ................................        18,000        1,162,620
                                                                        ------------
                                                                           2,312,440
                                                                        ------------
Consumer Services 0.2%
Corporate Executive Board Co.* ......................         6,000          367,440
InterActiveCorp^ ....................................             3               66
Laureate Education Inc.^ ............................        10,800          401,976
Resources Connection Inc. ...........................         6,400          243,043
SkillSoft plc ADR* ..................................        52,000          347,880
                                                                        ------------
                                                                           1,360,405
                                                                        ------------
Household Furnishings 0.3%
Newell Rubbermaid Inc. ..............................       102,400        2,052,096
                                                                        ------------
Printing & Publishing 0.9%
A.H. Belo Corp. .....................................        44,200          996,268
News Corp. Ltd. ADR^ ................................        86,100        2,830,107
RR Donnelley & Sons Co. .............................        45,000        1,409,400
Tribune Co. .........................................        16,400          674,860
                                                                        ------------
                                                                           5,910,635
                                                                        ------------
Restaurants 0.7%
Darden Restaurants Inc. .............................        58,600        1,366,552
McDonald's Corp. ....................................        63,100        1,768,693
Starbucks Corp.* ....................................        26,500        1,204,690
                                                                        ------------
                                                                           4,339,935
                                                                        ------------
Retail 2.6%
Abercrombie & Fitch Co. .............................        26,100          822,150
Ann Taylor Stores Corp.* ............................        14,400          336,960
AutoZone Inc.* ......................................        23,200        1,792,200
Blockbuster Inc.^ ...................................        73,400          557,106
Federated Department Stores Inc. ....................        32,800        1,490,104
Gap Inc. ............................................        63,200        1,181,840
Home Depot Inc. .....................................        36,500        1,430,800
Kohl's Corp.* .......................................        24,400        1,175,836
Limited Inc. ........................................        75,400        1,680,666
Linens 'n Things Inc.* ..............................        11,300          261,821
Lowes Companies Inc. ................................        27,000        1,467,450
Pacific Sunwear of California Inc. ..................        16,900          355,745
PETsMART Inc. .......................................        22,100          627,419
Staples Inc.* .......................................        48,400        1,443,288
Target Corp. ........................................        69,800        3,158,450
                                                                        ------------
                                                                          17,781,835
                                                                        ------------
Shoes 0.2%
Nike Inc. ...........................................        19,700        1,552,360
                                                                        ------------
Textile Apparel Manufacturers 0.3%
Coach Inc.* .........................................        17,160          727,927
Polo Ralph Lauren Corp.^ ............................        40,000        1,454,800
                                                                        ------------
                                                                           2,182,727
                                                                        ------------
Toys 0.4%
Mattel Inc. .........................................       109,700        1,988,861
Toys "R" Us Inc.* ...................................        49,200          872,808
                                                                        ------------
                                                                           2,861,669
                                                                        ------------
Total Consumer Discretionary ........................
                                                                          69,556,157
                                                                        ------------

The notes are an integral part of the financial statements.

                                     State StreetResearch AssetAllocation Fund 5


Issuer                                                    Shares              Value
------------------------------------------------------------------------------------

Consumer Staples 2.0%
Beverages 0.3%
Anheuser-Busch Inc. ..............................        39,700        $  1,983,015
                                                                        ------------
Drug & Grocery Store Chains 0.4%
CVS Corp. ........................................        36,300           1,529,319
Kroger Co.* ......................................        84,900           1,317,648
                                                                        ------------
                                                                           2,846,967
                                                                        ------------
Foods 0.3%
General Mills Inc. ...............................        15,600             700,440
Kraft Foods Inc. .................................        30,400             964,288
                                                                        ------------
                                                                           1,664,728
                                                                        ------------
Household Products 0.9%
Clorox Co. .......................................        53,300           2,840,890
Procter & Gamble Co. .............................        64,180           3,473,422
                                                                        ------------
                                                                           6,314,312
                                                                        ------------
Tobacco 0.1%
Altria Group Inc. ................................        20,000             940,800
                                                                        ------------
Total Consumer Staples ...........................                        13,749,822
                                                                        ------------
Financial Services 10.3%
Banks & Savings & Loan 3.1%
Aon Corp. ........................................        79,900           2,296,326
Bank of America Corp. ............................        80,036           3,467,960
Bank of New York Co. Inc. ........................        51,900           1,513,923
Comerica Inc. ....................................        20,900           1,240,415
Goldman Sachs Group Inc. .........................        13,600           1,268,064
J.P. Morgan Chase & Co. ..........................        41,900           1,664,687
KeyCorp ..........................................        46,900           1,482,040
Merrill Lynch & Co. Inc. .........................        16,400             815,408
North Fork Bancorp Inc.^ .........................        28,400           1,262,380
PNC Financial Corp. ..............................        17,500             946,750
Regions Financial Corp. ..........................        43,900           1,451,334
Southwest Bancorp of Texas Inc.^ .................        22,400             451,136
UCBH Holdings Inc. ...............................        14,200             554,794
US Bancorp. ......................................        64,900           1,875,610
Washington Mutual Inc.* ..........................        14,000             547,120
                                                                        ------------
                                                                          20,837,947
                                                                        ------------
Financial Data Processing Services & Systems 0.5%
Alliance Data Systems Corp. ......................        26,200           1,062,672
First Data Corp. .................................        47,800           2,079,300
                                                                        ------------
                                                                           3,141,972
                                                                        ------------
Insurance 1.8%
American International Group Inc. ................        66,100           4,494,139
Assurant Inc.* ...................................        47,400           1,232,400
Bristol West Holdings Inc.*^ .....................        18,900             323,946
Genworth Financial Inc. ..........................        67,900           1,582,070
Hartford Financial Services Group Inc. ...........        18,000           1,114,740
UNUM Provident Corp.^ ............................        35,000             549,150
XL Capital Ltd. ..................................        36,400           2,693,236
                                                                        ------------
                                                                          11,989,681
                                                                        ------------
Miscellaneous Financial 4.1%
Ambac Financial Group Inc. .......................        20,650           1,650,968
American Express Co. .............................        44,640           2,297,174
Capital One Financial Corp. ......................        15,600           1,152,840
CapitalSource Inc.*^ .............................        22,300             498,182
CIT Group Inc. ...................................        41,700           1,559,163
Citigroup Inc. ...................................       128,620           5,674,714
Collegiate Funding Services Inc.^ ................        26,700             335,352
Dow Jones & Co. Inc. .............................        23,900             970,579
Federal National Mortgage Association ............        13,600             862,240


Issuer                                                   Shares           Value
-------------------------------------------------------------------------------------
Miscellaneous Financial (Continued)
H&R Block Inc. ...................................        26,600   $  1,314,572
MBNA Corp. .......................................       115,200      2,903,040
MoneyGram International Inc. .....................        68,800      1,175,104
Morgan Stanley Inc. ..............................        28,000      1,380,400
Nelnet Inc.*^ ....................................        10,500        234,990
Prospect Energy Corp. ............................         2,200         32,890
Providian Financial Corp.* .......................        82,000      1,274,280
Radian Group Inc. ................................        41,600      1,923,168
SLM Corp. ........................................        45,700      2,038,220
Willis Group Holdings Ltd.^ ......................        25,600        957,440
                                                                   ------------
                                                                     28,235,316
                                                                   ------------
Real Estate Investment Trusts 0.2%
Boston Properties Inc. ...........................        23,000      1,273,970
                                                                   ------------
Securities Brokerage & Services 0.5%
Affiliated Managers Group Inc.*^ .................        10,500        562,170
AG Edwards Inc. ..................................        46,300      1,602,906
Ameritrade Holding Corp. .........................        46,700        560,867
Janus Capital Group Inc. .........................        70,800        963,588
                                                                   ------------
                                                                      3,689,531
                                                                   ------------
Real Estate & Construction 0.1%
Equity Office Properties Trust ...................        21,000        572,250
                                                                   ------------
Total Financial Services ........................
                                                                     69,740,667
                                                                   ------------
Health Care 7.0%
Drugs & Biotechnology 4.3%
Abgenix Inc.^ ....................................        17,800        175,508
Alkermes Inc.*^ ..................................        21,500        248,110
Allergan Inc. ....................................        21,800      1,581,590
Amgen Inc.* ......................................        12,540        710,767
Baxter International Inc. ........................        46,400      1,492,224
Biogen Idec Inc.* ................................        37,200      2,275,524
Bristol-Myers Squibb Co. .........................        44,900      1,062,783
Charles River Laboratories
  International Inc.*^ ...........................        31,400      1,438,120
Chiron Corp.* ....................................        11,100        490,620
Dyax Corp.*^ .....................................        24,600        187,944
Elan Corp. plc ADR^ ..............................        23,200        542,880
Genentech, Inc.* .................................        13,300        697,186
ICOS Corp.*^ .....................................        23,400        564,876
Invitrogen Corp.* ................................        12,400        681,876
IVAX Corp.* ......................................        36,625        701,369
Johnson & Johnson Ltd. ...........................        50,840      2,863,817
Martek Biosciences Corp.*^ .......................         6,600        321,024
MedImmune Inc.* ..................................        59,300      1,405,410
Novartis AG ADR ..................................        74,330      3,468,981
Pfizer Inc. ......................................       169,982      5,201,449
Schering-Plough Inc. .............................        41,100        783,366
Watson Pharmaceuticals Inc.* .....................        43,400      1,278,564
Wyeth Inc. .......................................        21,800        815,320
                                                                   ------------
                                                                     28,989,308
                                                                   ------------
Health Care Facilities 0.5%
HCA Inc. .........................................        36,800      1,403,920
Laboratory Corp. of America Holdings* ............         8,000        349,760
LCA-Vision Inc.^ .................................        12,600        324,954
LifePoint Hospitals Inc.*^ .......................        19,900        597,199
Psychiatric Solutions Inc.* ......................        16,500        418,275
United Surgical Partners International*^ .........        16,600        570,210
                                                                   ------------
                                                                      3,664,318
                                                                   ------------

6   The notes are an integral part of the financial statements.

Issuer                                              Shares             Value
-------------------------------------------------------------------------------------
Health Care Services 1.3%
Amedisys Inc.^ ..............................        13,700      $    410,315
AmSurg Corp.*^ ..............................        27,200           576,096
Caremark Rx Inc.* ...........................        76,600         2,456,562
Community Health Systems Inc.* ..............        16,100           429,548
Covance Inc.* ...............................        10,700           427,679
UnitedHealth Group Inc. .....................        42,500         3,133,950
Universal Health Services Inc.^ .............        26,800         1,165,800
                                                                 ------------
                                                                    8,599,950
                                                                 ------------
Hospital Supply 0.9%
Advanced Medical Optics Inc. ................        10,100           399,657
Alcon Inc.* .................................         9,600           769,920
Animas Corp.^ ...............................        12,600           202,860
Boston Scientific Corp.* ....................        17,700           703,221
Cooper Companies Inc. .......................         4,600           315,330
Cutera Inc.^ ................................        21,800           245,904
Guidant Corp. ...............................        19,200         1,267,968
INAMED Corp. ................................         8,100           386,127
Steris Corp. ................................        56,600         1,241,804
Zimmer Holdings Inc.* .......................         8,600           679,744
                                                                 ------------
                                                                    6,212,535
                                                                 ------------
Total Health Care ...........................                      47,466,111
                                                                 ------------
Integrated Oils 1.1%
Integrated Domestic 0.2%
Amerada Hess Corp. ..........................        11,600         1,032,400
                                                                 ------------
Integrated International 0.9%
BP plc ADR ..................................        19,300         1,110,329
ChevronTexaco Corp. .........................        31,200         1,673,568
ExxonMobil Corp. ............................        56,500         2,730,645
Royal Dutch Petroleum Co. ...................        17,700           913,320
                                                                 ------------
                                                                    6,427,862
                                                                 ------------
Total Integrated Oils .......................                       7,460,262
                                                                 ------------
Materials & Processing 3.0%
Agriculture 0.4%
Monsanto Co. ................................        76,800         2,797,056
                                                                 ------------
Building & Construction 0.1%
Trex Inc.*^ .................................         8,700           385,236
                                                                 ------------
Chemicals 0.8%
Air Products & Chemicals Inc. ...............        22,400         1,218,112
E.I. du Pont de Nemours & Co. ...............        38,800         1,660,640
Lyondell Petrochemical Co.^ .................        51,400         1,154,444
Reunion Industries Inc.* ....................           595               178
Sherwin Williams Co. ........................        27,400         1,204,504
                                                                 ------------
                                                                    5,237,878
                                                                 ------------
Containers & Packaging 0.4%
Pactiv Corp.* ...............................        42,300           983,475
Smurfit-Stone Container Corp.* ..............        86,200         1,669,694
                                                                 ------------
                                                                    2,653,169
                                                                 ------------
Diversified Manufacturing 0.3%
American Standard Companies Inc.* ...........        23,400           910,494
Ashland Inc. ................................        26,000         1,458,080
                                                                 ------------
                                                                    2,368,574
                                                                 ------------
Gold & Precious Metals 0.3%
NovaGold Resources Inc.*^ ...................       100,000           448,133
Coeur d'Alene Mines Corp.*^ .................        40,000           189,600
Crystallex International Corp. (acquired
  12/24/03 through 1/9/04, cost
  $803,088)*^++ .............................       300,000         1,011,000
Gold Reserve Inc. ...........................        39,100           182,597
                                                                 ------------
                                                                    1,831,330
                                                                 ------------


Issuer                                              Shares              Value
--------------------------------------------------------------------------------
Miscellaneous Materials & Processing 0.2%
Alcoa Inc. ..................................        15,300      $    513,927
Timken Co. ..................................        27,300           672,126
                                                                 ------------
                                                                    1,186,053
                                                                 ------------
Office Supplies 0.1%
Avery Dennison Corp. ........................        15,100           993,278
                                                                 ------------
Paper & Forest Products 0.4%
International Paper Co. .....................        33,000         1,333,530
MeadWestvaco Corp. ..........................        47,700         1,521,630
                                                                 ------------
                                                                    2,855,160
                                                                 ------------
Total Materials & Processing ................
                                                                   20,307,734
                                                                 ------------
Non-U.S. Equities 0.9%
Accrete Energy Inc. .........................         4,960             9,173
Argo Energy Ltd.^ ...........................        19,200            36,116
Axis Capital Holdings Ltd. ..................        44,440         1,155,440
Baytex Energy Ltd. ..........................        54,300           552,764
Blizzard Energy Inc. (acquired 5/18/04,
  cost $10,768)++ ...........................        12,000            20,391
Bow Valley Energy Ltd. ......................        31,400            39,211
C1 Energy Ltd.* .............................        85,733           116,547
Chamaelo Energy Inc. ........................         1,900             7,884
Chamaelo Energy Inc. (acquired
  6/18/04, cost $28,719)++@ .................         9,800            34,971
Cinch Energy Corp.@ .........................        26,880            15,721
Cinch Energy Corp. Wts.@ ....................        33,600               531
Crew Energy Inc. (acquired 5/12/04,
  cost $36,232)++ ...........................         9,400            50,148
Crew Energy Inc. ............................        44,466           237,222
Defiant Energy Corp.* .......................        28,600            85,444
Endev Energy Inc. ...........................       231,700           208,764
Esprit Exploration Ltd. .....................       176,700           550,246
Fording Canadian Coal Trust^ ................         6,200           347,014
Galleon Energy Inc. .........................        14,400           116,657
Interoil Corp.*^ ............................         5,000           103,537
Lightning Energy Ltd. .......................        13,000            40,585
Meridian Energy Corp.* ......................        37,000            84,805
Mustang Resources Inc.* .....................        18,600           119,076
Mustang Resources Inc. (acquired 2/6/04,
  cost $32,522)*++ ..........................         9,600            61,458
Niko Resources Ltd.^ ........................        13,500           424,126
Niko Resources Ltd. (acquired 4/2/04,
  cost $52,500)++ ...........................         2,000            57,980
Oilexco Inc.*^ ..............................        23,400            72,128
Oilexco Inc. (acquired 12/10/03,
  cost $32,299)*++ ..........................        38,900           119,905
Oilexco Inc. Wts (acquired 12/10/03,
  cost $0)*++ ...............................         9,725            19,984
Paramount Resources Ltd. ....................        15,600           286,663
Purcell Energy Inc. (acquired 7/23/03,
  cost $118,977)++ ..........................        68,773           212,509
Purcell Energy Inc. Wts. (acquired 7/23/03,
  cost $0)*++ ...............................        68,773            25,003
Railpower Technologies Corp. ................        17,600            62,596
Southwestern Resources Corp.* ...............        30,000           340,723
StarPoint Energy Ltd.* ......................        43,400           169,793
Sunridge Gold Corp.* ........................        76,700            45,465
Technicoil Corp. (acquired 6/15/04,
  cost $24,418)++@ ..........................        33,500            36,697
Tempest Energy Corp. ........................         6,300            28,755
Thunder Energy Inc.* ........................        22,967           128,880
True Energy Inc. ............................         3,800            13,630
Tullow Oil plc. .............................        97,735           254,252
Westport Innovations Inc.* ..................        70,500            91,305
                                                                 ------------
Total Non-U.S. Equities .....................
                                                                    6,384,099
                                                                 ------------

The notes are an integral part of the financial statements.
                                State Street Research Asset Allocation Fund   7

Issuer                                                 Shares            Value
--------------------------------------------------------------------------------
Diversified Manufacturing 2.5%
Multi-Sector 2.5%
FMC Corp.* .....................................        23,600      $  1,146,252
General Electric Co. ...........................       176,920         5,940,974
Hillenbrand Industries, Inc. ...................        15,600           788,268
Honeywell International Inc. ...................        49,200         1,764,312
ITT Industries Inc. ............................        14,200         1,135,858
McDermott International Inc.*^ .................        16,500           194,700
Textron Inc. ...................................        12,100           777,667
Tyco International Ltd. ........................       173,800         5,328,708
                                                                    ------------
Total Diversified Manufacturing ................                      17,076,739
                                                                    ------------
Other Energy 6.1%
Miscellaneous 0.1%
iShares Trust^ .................................         4,838           550,807
                                                                    ------------
Gas Pipelines 0.8%
EOG Resources Inc. .............................        77,500         5,103,375
                                                                    ------------
Miscellaneous Energy 2.0%
Arch Coal Inc.^ ................................        38,300         1,359,267
Consol Energy Inc. (acquired 9/18/03,
  cost $516,524)*++ ............................        35,200         1,228,128
Consol Energy Inc.^ ............................       159,400         5,561,466
Diamond Offshore Drilling Inc.^ ................         9,200           303,508
Massey Energy Corp.* ...........................        59,900         1,732,907
Peabody Energy Corp. ...........................        29,400         1,749,300
Penn Virginia Corp. ............................        36,000         1,425,240
                                                                    ------------
                                                                      13,359,816
                                                                    ------------
Offshore Drilling 0.4%
Transocean Inc. ................................        82,600         2,955,428
                                                                    ------------
Oil & Gas Producers 1.6%
Compton Petroleum Corp. ........................        17,100           122,447
Fairborne Energy Ltd. ..........................         1,800            13,942
PetroFalcon Corp. ..............................         3,100             7,914
Rio Alto Resources International Inc.* .........        24,300            25,159
Anadarko Petroleum Corp. .......................        18,100         1,201,116
Burlington Resources Inc. ......................        21,900           893,520
Canargo Energy Corp. ...........................       191,100           137,592
Clayton Williams Energy Inc.*^ .................        35,000           750,050
Denbury Resources Inc.* ........................        14,400           365,760
Devon Energy Corp. .............................             1                71
Exploration Co. of Delaware^ ...................        10,300            46,865
Longview Energy Co. (acquired 8/13/04,
  cost $48,000)++ ..............................         3,200            48,000
Matador Resources Co. (acquired
  10/14/03, cost $8,950)*++@ ...................           895             8,950
Newfield Exploration Co.* ......................        53,800         3,294,712
Petrohawk Energy Corp.^ ........................         4,300            36,120
PetroKazakhstan Inc.* ..........................        22,200           760,794
Pioneer Drilling Co. (acquired 2/13/04,
  cost $40,440)*++ .............................         8,600            72,240
Pioneer Natural Resources Co. ..................        32,900         1,134,392
Plains Exploration & Production Co.* ...........        54,500         1,300,370
Quicksilver Resources Inc.^ ....................         7,500           245,025
Remington Oil Gas Corp.* .......................         7,200           189,000
Treasure Islands Royalty Trust (acquired
  8/27/03 through 8/28/03, cost
  $96,000)*++ ..................................       300,000           165,000
Yukos Corp.^ ...................................        15,500           249,550
                                                                    ------------
                                                                      11,068,589
                                                                    ------------

Issuer                                                 Shares             Value
--------------------------------------------------------------------------------
Oil Well Equipment & Services 1.2%
BJ Services Co.* ...............................        16,000      $    838,560
Global Industries Inc.*^ .......................        50,000           309,000
Grey Wolf Inc.* ................................        38,900           190,221
Halliburton Co. ................................        44,400         1,495,836
Hanover Compressor Co.* ........................        43,600           586,420
Key Energy Services Inc.* ......................         9,900           109,395
MarkWest Hydrocarbon Inc.*^ ....................         9,300           139,314
Nabors Industries Ltd.* ........................        18,700           885,445
NewPark Resources Inc.*^ .......................        71,300           427,800
Patterson-UTI Energy Inc.* .....................        63,200         1,205,224
Pride International Inc.* ......................        24,400           482,876
Schlumberger Ltd. ..............................        15,700         1,056,767
Weatherford International Ltd.* ................        11,600           591,831
                                                                    ------------
                                                                       8,318,689
                                                                    ------------
Total Other Energy .............................
                                                                      41,356,704
                                                                    ------------
Producer Durables 1.5%
Aerospace 0.5%
Alliant Technology Systems Inc.* ...............        17,000         1,028,500
Boeing Co. .....................................        25,000         1,290,500
Lockheed Martin Corp. ..........................        15,300           853,434
                                                                    ------------
                                                                       3,172,434
                                                                    ------------
Electrical Equipment & Components 0.1%
Cooper Industries Ltd. .........................        10,600           625,400
                                                                    ------------
Industrial Products 0.2%
American Power Conversion Corp. ................        74,700         1,299,033
                                                                    ------------
Machinery 0.1%
AGCO Corp.* ....................................        32,100           726,102
Helix Technology Corp.^ ........................        11,500           156,343
                                                                    ------------
                                                                         882,445
                                                                    ------------
Miscellaneous Equipment 0.1%
W.W. Grainger Inc. .............................        15,200           876,280
                                                                    ------------
Office Furniture & Business Equipment 0.1%
HNI Corp. ......................................        21,780           862,052
                                                                    ------------
Production Technology Equipment 0.3%
ATMI Inc.* .....................................        16,900           346,112
Cymer Inc.*^ ...................................         9,300           266,538
Lam Research Corp.* ............................        46,100         1,008,668
Phase Metrics Inc. (acquired 1/23/98
  through 11/15/00, cost $642,597)*++@                  50,574             7,080
                                                                    ------------
                                                                       1,628,398
                                                                    ------------
Telecommunications Equipment 0.1%
American Tower Corp. Cl. A*+^ ..................        27,000           414,450
Polycom Inc.* ..................................        24,100           477,662
                                                                    ------------
                                                                         892,112
                                                                    ------------
Total Producer Durables ........................
                                                                      10,238,154
                                                                    ------------
Technology 5.5%
Communications Technology 1.1%
Anaren Microwave Inc.*^ ........................        13,600           183,056
Cisco Systems Inc.* ............................       149,120         2,699,072
Juniper Networks Inc.* .........................        44,200         1,043,120
Motorola Inc. ..................................        48,900           882,156
NCR Corp.* .....................................        29,700         1,472,823
QUALCOMM Inc. ..................................        32,000         1,249,280
                                                                    ------------
                                                                       7,529,507
                                                                    ------------

8  The notes are an integral part of the financial statements.

Issuer                                           Shares        Value
--------------------------------------------------------------------------------
Computer Software 2.0%
Anteon International Corp.^ ..................  12,400    $    454,460
Caci International Inc. ......................   5,200         274,456
eCollege Inc. (acquired 8/13/03, cost
  $170,100)*++ ...............................  16,200         156,330
Microsoft Corp. .............................. 247,820       6,852,223
Oracle Systems Corp.* ........................ 238,400       2,689,152
Quest Software Inc.*^ ........................  15,800         175,696
Red Hat Inc.*^ ...............................  36,000         440,640
Symantec Corp.* ..............................  22,100       1,212,848
Unisys Corp.* ................................ 117,200       1,209,504
                                                          ------------
                                                            13,465,309
                                                          ------------
Computer Technology 1.1%
Dell Inc.* ...................................  93,500       3,328,600
Electronic Data Systems Corp. ................  35,100         680,589
Emulex Corp.*^ ...............................  28,300         326,016
Epicor Software Corp.*^ ......................  34,100         410,223
Hewlett-Packard Co.^ .........................  45,000         843,750
NVIDIA Inc.* .................................  18,500         268,620
Sun Microsystems Inc.* ....................... 242,400         979,296
Zebra Technologies Corp. .....................  16,500       1,006,665
                                                          ------------
                                                             7,843,759
                                                          ------------
Electronics 0.6%
Aeroflex Inc.* ...............................  18,800         198,716
General Dynamics Corp. .......................  18,700       1,909,270
Raytheon Co. .................................  46,100       1,750,878
                                                          ------------
                                                             3,858,864
                                                          ------------
Electronics: Semiconductors/Components 0.7%
Cree Inc.*^ ..................................  11,000         335,830
Cypress Semiconductor Corp.*^ ................  56,300         497,692
Intel Corp. ..................................  80,730       1,619,444
Linear Technology Corp. ......................  34,600       1,253,904
Microsemi Corp.* .............................  27,500         387,750
PMC Sierra Inc.* .............................  56,700         499,527
                                                          ------------
                                                             4,594,147
                                                          ------------
Total Technology .............................              37,291,586
                                                          ------------
Utilities 2.6%
Cable Television & Radio 0.2%
Comcast Corp.* ...............................  34,400         960,448
                                                          ------------
Electrical 1.0%
Constellation Energy Group Inc. ..............  21,900         872,496
NiSource Inc. ................................  48,900       1,027,389
PPL Corp. ....................................  74,000       3,491,320
Public Service Enterprise Group Inc. .........  30,300       1,290,780
                                                          ------------
                                                             6,681,985
                                                          ------------
Gas Distribution 0.2%
KeySpan Corp. ................................  22,500         882,000
Sempra Energy Co. ............................  18,100         655,039
                                                          ------------
                                                             1,537,039
                                                          ------------
Telecommunications 1.2%
Centurytel Inc. ..............................  35,100       1,201,824
SBC Communications Inc. ......................  75,400       1,956,630
Sprint Corp. ................................. 143,300       2,884,629
Verizon Communications Inc. ..................  45,200       1,779,976
Western Wireless Corp.* ......................  18,800         483,348
                                                          ------------
                                                             8,306,407
                                                          ------------
Total Utilities .............................               17,485,879
                                                          ------------
Total Equity Securities (Cost $317,670,083) .              364,655,779
                                                          ------------

                                 Maturity     Principal
                                   Date         Amount         Value
--------------------------------------------------------------------------------
Fixed Income Securities 41.5%
U.S. Treasury 4.4%
U.S. Treasury Bond, 7.25%^      5/15/2016   $  725,000    $    912,650
U.S. Treasury Bond, 8.875%^     2/15/2019    2,975,000       4,297,248
U.S. Treasury Bond, 6.25%^      8/15/2023      400,000         467,094
U.S. Treasury Bond, 6.25%^      5/15/2030    1,975,000       2,344,078
U.S. Treasury Note, 7.00%^      7/15/2006   11,500,000      12,394,838
U.S. Treasury Note, 5.625%^     5/15/2008    1,825,000       1,984,617
U.S. Treasury Note, 6.50%^      2/15/2010      600,000         688,453
U.S. Treasury Note, 4.00%^     11/15/2012    5,475,000       5,501,521
U.S. Treasury Notes, 5.75%^     8/15/2010    1,275,000       1,421,376
                                                          ------------
                                                            30,011,875
                                                          ------------
U.S. Agency Mortgage 9.9%
Federal Home Loan Mortgage
  Corp., 8.50% ...............  7/01/2009           28              28
Federal Home Loan Mortgage
  Corp., 4.00% ...............  3/15/2010      225,000         227,500
Federal Home Loan Mortgage
  Corp., 3.75% ...............  3/15/2011      700,000         705,874
Federal Home Loan Mortgage
  Corp., 4.00% ...............  7/15/2014      625,000         630,150
Federal Home Loan Mortgage
  Corp., 9.50% ............... 12/01/2022      534,836         602,040
Federal Home Loan Mortgage
  Corp., 5.50% ...............  7/01/2033    1,408,306       1,431,656
Federal National Mortgage
  Association, 0.00% ......... 11/25/2012    6,834,639         252,977
Federal National Mortgage
  Association, 3.50% .........  6/25/2010      750,000         753,531
Federal National Mortgage
  Association, 6.50% ......... 12/01/2029      403,394         424,463
Federal National Mortgage
  Association, 8.00% .........  4/01/2008       25,928          27,337
Federal National Mortgage
  Association, 8.00% .........  6/01/2008       34,024          35,903
Federal National Mortgage
  Association, 8.50% .........  2/01/2009       34,096          36,345
Federal National Mortgage
  Association, 4.50% .........  4/25/2009    1,443,086       1,460,908
Federal National Mortgage
  Association, 7.00% .........  8/01/2014      193,856         205,717
Federal National Mortgage
  Association, 7.00% .........  9/01/2014      292,304         310,240
Federal National Mortgage
  Association, 6.00% .........  5/01/2017      463,916         486,762
Federal National Mortgage
  Association, 5.00% .........  6/01/2018      583,566         594,128
Federal National Mortgage
  Association, 4.50% ......... 10/01/2018      438,397         438,148
Federal National Mortgage
  Association, 5.00% .........  6/01/2023      576,384         579,052
Federal National Mortgage
  Association, 5.50% .........  1/01/2024      387,396         397,014
Federal National Mortgage
  Association, 7.50% ......... 10/01/2025            9              10
Federal National Mortgage
  Association, 6.50% .........  5/01/2029      225,996         237,620
Federal National Mortgage
  Association, 7.50% .........  7/01/2029      259,698         278,770
Federal National Mortgage
  Association, 7.50% .........  1/01/2031      777,270         833,348

The notes are an integral part of the financial statements.
                                 State Street Research Asset Allocation Fund  9

                                     Maturity          Principal
                                       Date              Amount              Value
                                ----------------- ------------------- ------------------
U.S. Agency Mortgage (Continued)
Federal National Mortgage
  Association, 8.00% ..........  2/01/2033        $  479,255          $    522,697
Federal National Mortgage
  Association, 5.50% ..........  5/01/2033           869,276               882,691
Federal National Mortgage
  Association, 5.00% .......... 11/01/2033         2,001,772             1,985,828
Federal National Mortgage
  Association, 5.50% .......... 11/01/2033         1,116,479             1,133,709
Federal National Mortgage
  Association, 5.50% .......... 11/01/2033           716,520               727,577
Federal National Mortgage
  Association, 5.50% ..........  1/01/2034         2,307,423             2,343,032
Federal National Mortgage
  Association, 5.00% ..........  3/01/2034        $1,527,336             1,515,172
Federal National Mortgage
  Association, 5.00% ..........  3/01/2034         1,330,278             1,319,683
Federal National Mortgage
  Association TBA, 4.00% ...... 10/19/2019           775,000               755,141
Federal National Mortgage
  Association TBA, 4.50% ...... 10/19/2019         5,225,000             5,205,406
Federal National Mortgage
  Association TBA, 5.00% ...... 10/19/2019         5,125,000             5,205,078
Federal National Mortgage
  Association TBA, 5.00% ...... 10/14/2034         4,525,000             4,476,922
Federal National Mortgage
  Association TBA, 5.50% ...... 10/19/2019         1,775,000             1,833,797
Federal National Mortgage
  Association TBA, 5.50% ...... 10/14/2034         5,350,000             5,420,219
Federal National Mortgage
  Association TBA, 6.00% ...... 11/15/2034         4,750,000             4,893,982
Federal National Mortgage
  Association TBA, 6.50% ...... 10/19/2019         1,450,000             1,533,827
Federal National Mortgage
  Association TBA, 6.50% ...... 10/14/2034         3,450,000             3,618,188
Federal National Mortgage
  Association TBA, 7.00% ...... 10/14/2034         1,175,000             1,245,500
Federal National Mortgage
  Association TBA, 6.00% ...... 10/19/2019           825,000               864,187
Federal National Mortgage
  Association, 4.125^% ........  4/15/2014         1,775,000             1,709,834
Government National Mortgage
  Association, 6.50% ..........  2/15/2009            71,937                76,313
Government National Mortgage
  Association, 6.50% ..........  6/15/2009            26,669                28,340
Government National Mortgage
  Association, 6.50% ..........  7/15/2009           154,327               163,612
Government National Mortgage
  Association, 7.50% .......... 11/15/2010             7,871                 8,405
Government National Mortgage
  Association, 7.50% .......... 12/15/2010            89,765                95,848
Government National Mortgage
  Association, 7.00% ..........  1/15/2025           121,888               130,612
Government National Mortgage
  Association, 6.50% .......... 11/15/2028           502,023               531,441
Government National Mortgage
  Association, 7.00% .......... 11/15/2028           217,108               231,930
Government National Mortgage
  Association, 7.00% .......... 11/15/2028            15,645                16,720
Government National Mortgage
  Association, 5.50% ..........  4/15/2033         1,427,261             1,455,011



                                     Maturity          Principal
                                       Date              Amount              Value
                                ----------------- ------------------- ------------------
U.S. Agency Mortgage (Continued)
Government National Mortgage
  Association, 6.00% ..........  9/20/2033        $  418,943          $    434,338
Government National Mortgage
  Association, 5.00% .......... 10/20/2033         1,906,348             1,897,452
Government National Mortgage
  Association, 6.00% .......... 10/20/2033           676,523               703,713
Government National Mortgage
  Association, 6.00% .......... 11/20/2033           904,941               938,194
Government National Mortgage
  Association, 6.00% ..........  2/20/2034           726,701               753,225
Government National Mortgage
  Association TBA, 5.50% ...... 10/21/2034         1,475,000             1,499,891
                                                                      ------------
                                                                        67,107,036
                                                                      ------------
Finance/Mortgage 14.7%
AIG Sunamerica Global
  Financing Sr. Note,
  6.90%+ ......................  3/15/2032           175,000               203,955
Allstate Financial Global
  Funding LLC Note, 2.50%+.....  6/20/2008           325,000               312,169
AmeriCredit Automobile
  Recreation Trust, 2002-DA4
  3.40% .......................  4/13/2009           350,000               352,439
Artesia Mortgage Securities
  Inc. Note, 6.99% ............  6/25/2030           150,000               164,409
Asset Backed Funding
  Corp. Note, 4.45%+ ..........  5/25/2034           133,204               132,983
Bank of America Corp.
  Sub. Note, 7.40% ............  1/15/2011           450,000               524,450
Bankamerica Institution Bond,
  8.07%+ ...................... 12/31/2026           225,000               251,604
Bank One Issuance Trust,
  1.83%# ...................... 12/31/2006         1,400,000             1,402,870
Bank One Issuance Trust
  Note, 3.76% .................  8/15/2008           300,000               302,783
Bear Stearns Commercial
  Mortgage Securities
  Inc., 4.36% .................  6/11/2041           956,068               974,855
Bear Stearns Commercial
  Mortgage Securities
  Inc. Note Cl. A1, 5.92% ..... 10/15/2036           918,831               992,832
Bear Stearns Commercial
  Mortgage Securities
  Inc. Note Cl. A2, 7.08% .....  7/15/2031           250,000               280,553
Bear Stearns Commercial
  Mortgage Securities Inc.
  Note Cl. A2, 7.32% .......... 10/15/2032           475,000               543,590
C Bass Trust Note, 5.78% ...... 10/25/2018           275,000               280,009
Capital Auto Receivables Trust
  Note, 4.16% .................  7/16/2007           261,364               263,335
Caterpillar Financial Asset
  Trust, 3.13% ................ 10/24/2004           500,000               501,025
CDC Commercial Mortgage
  Trust, 5.25% ................  5/15/2009         1,771,838             1,853,114
Centex Home Equity Loan
  Trust, 6.54% ................  1/25/2032           550,000               564,976
Centex Home Equity Loan
  Trust Note, 4.715% ..........  6/25/2033           475,000               494,026
Chase Commercial Mortgage
  Securities Corp. Note,
  1998-02 Cl. A, 6.39% ........ 11/18/2030         1,475,000             1,611,500

10  The notes are an integral part of the financial statements.

                                           Maturity          Principal
                                             Date              Amount              Value
                                      ----------------- ------------------- ------------------
Finance/Mortgage (Continued)
Chase Funding NIM Trust
  Note, 5.00%+ ...................... 11/01/2034        $   93,360          $     93,770
Chase Funding NIM Trust
  Note, 3.75%+ ......................  3/27/2035           108,352               107,622
Chase Manhattan Auto Owner
  Trust Note, 2001-B Cl. A4,
  3.80% .............................  5/15/2008            98,693                99,409
Chase Manhattan Auto Owner
  Trust Note, 2002-A, 4.17%..........  9/15/2008           509,103               513,832
Chase Manhattan Auto Owner
  Trust Note, 2002-A, 3.49%..........  3/15/2006             4,593                 4,596
Chase Manhattan Auto
  Owner Trust Note, 2.43% ...........  2/16/2010         1,500,000             1,487,607
CIT Group Inc. Note, 4.125%..........  2/21/2006           275,000               279,820
Citibank Credit Card Issuance
  Trust Note, 7.45% .................  9/15/2007           300,000               313,344
Citibank Credit Card Issuance
  Trust Note, 2001 Cl. A8,
  4.10% ............................. 12/07/2006           275,000               276,125
Citibank Credit Card Issuance
  Trust, 2.33%# ..................... 12/10/2008           500,000               503,033
Citibank Credit Card Issuance
  Trust Note 2001 Cl. C3,
  6.65% .............................  5/15/2008           575,000               605,995
Citigroup Capital Note,
  7.75% ............................. 12/01/2036           225,000               248,269
Citigroup Inc. Note, 5.00%+..........  9/15/2014           944,363               945,538
Commercial Mortgage
  Acceptance Corp.
  Note, 6.47% .......................  9/15/2030           275,000               300,193
Countrywide Asset-Backed
  Securities, Inc. Note, 2.765%...... 12/25/2031            75,000                75,250
Countrywide Asset-Backed
  Securities, Inc. Note, 3.62% ......  9/25/2032           300,000               308,251
Countrywide Asset-Backed
  Securities, Inc. Note, 5.10% ...... 11/25/2031           250,000               258,364
Countrywide Asset-Backed
  Securities, Inc. Note, 3.275% .....  3/26/2032         1,075,000             1,096,403
Countrywide Asset-Backed
  Securities, Inc. Note, 4.50% ......  7/25/2023         1,500,000             1,569,896
Countrywide Asset-Backed
  Securities, Inc. Note, 3.365% .....  6/25/2033           650,000               661,174
Countrywide Funding Corp.
  Mtn, 4.125% .......................  9/15/2009           450,000               449,203
Countrywide Home Loan Inc.
  Note, 4.01% .......................  6/25/2033           888,350               873,411
Countrywide Home Loan Inc.
  Note, 4.62% .......................  2/19/2034           247,837               245,210
Countrywide Home Loan Inc.
  Note, 4.80% .......................  9/19/2032            91,113                93,899
Countrywide Home Loan Inc.
  Note, 6.12% .......................  9/19/2031           565,221               564,532
Crestar Capital Trust Note,
  8.16% ............................. 12/15/2026           175,000               205,611
Distribution Financial Services
  Note, 5.67% .......................  1/17/2017            91,999                93,490
DLJ Commercial Mortgage
  Corp. Note 1999-CG1
  Cl. A1B, 6.46% ....................  3/10/2032           150,000               165,366
DLJ Commercial Mortgage
  Corp. Note 1998-CG1
  Cl. A1B, 6.11% ....................  6/10/2031            38,591                38,843

                                           Maturity          Principal
                                             Date              Amount              Value
                                      ----------------- ------------------- ------------------
Finance/Mortgage (Continued)
EOP Operating LP Note,
  6.80% .............................  1/15/2009        $  775,000          $    852,661
ERAC USA Finance Co.,
  6.70%+ ............................  6/01/2034           200,000               211,402
ERAC USA Finance Co.
  Note, 8.25%+ ......................  5/01/2005           450,000               463,942
ERAC USA Finance Co.
  Note, 6.625%+ .....................  5/15/2006           225,000               237,268
ERP Operating LP Note,
  6.63% .............................  4/13/2015           600,000               612,940
First National Bank Sub.
  Note, 7.375% ......................  9/15/2006           125,000               135,294
First Union Capital Bond,
  7.934% ............................  1/15/2027           325,000               361,309
First Union Lehman Brothers,
  6.28% ............................. 11/18/2035            87,477                88,831
Fleet Commercial Loan
  Note, 3.81%+# ..................... 11/16/2009           750,000               750,450
Fleet Commercial Loan
  Note, 2.61%+# ..................... 11/16/2009           475,000               475,045
Ford Credit Auto Owner
  Trust Note 4.36% ..................  9/15/2006           275,000               277,937
Ford Credit Auto Owner
  Trust, 4.79% ...................... 11/15/2006           525,000               533,879
Ford Credit Auto Owner
  Trust Note, 2.01% .................  8/15/2007           325,000               326,542
Ford Credit Auto Owner
  Trust Note, 4.18% .................  1/15/2008            75,000                75,586
General Electric Business Loan
  Trust Note, 2.46%+ ................  5/15/2023           272,319               272,319
General Electric Business Loan
  Trust Note, 2.03%+ ................  4/15/2031           346,907               348,207
General Electric Business Loan
  Trust Note, 2.90%+ ................  5/15/2023           231,205               231,205
General Electric Business Loan
  Trust Note, 2.76% ................. 11/15/2031         1,154,559             1,156,967
General Electric Capital Corp.
  Global Note, 6.75% ................  3/15/2032           125,000               143,863
General Electric Capital Corp.
  Note, 6.125% ......................  2/22/2011           975,000             1,075,120
General Motors Acceptance
  Corp. Note, 7.25% .................  3/02/2011           700,000               747,394
General Motors Acceptance
  Corp. Note, 8.00% ................. 11/01/2031           100,000               103,499
GGP Mall Properties Trust
  Note, 5.56% ....................... 11/15/2011           499,065               520,697
GGP Mall Properties Trust
  Note, 2.90%+ ...................... 10/14/2004            53,082                53,770
Goldman Sachs Group Inc.
  Note, 6.875% ......................  1/15/2011           625,000               705,812
Grace Church Card Funding
  plc Note, 2.53% ...................  8/15/2008           750,000               753,310
Granite Mortgage Trust
  Note, 2.81% .......................  3/20/2044           500,000               500,000
Granite plc Note, 2.61% .............  6/20/2044           250,000               250,000
Granite Mortgage plc Note,
  2.505% ............................  9/20/2044           300,000               300,000
GSR Mortgage Loan Trust
  Note 2002-9 Cl. B2, 5.21%           10/25/2032           132,466               133,215
Hedged Mutual Fund Fee
  Trust Note, 5.22%+ ................ 11/30/2040           141,218               141,218
HFG HealthCo. LLC Note,
  2.986%+# ..........................  6/05/2007           125,000               124,464

The notes are an integral part of the financial statements.
                                State Street Research Asset Allocation Fund  11

                                   Maturity          Principal
                                     Date              Amount              Value
                              ----------------- ------------------- ------------------
Finance/Mortgage (Continued)
HFG Healthco. Sr. Note,
  2.786%+# ..................  6/05/2007        $  200,000          $    198,582
Holmes Financing Series
  Note, 3.05% ...............  7/15/2040           180,000               181,598
Holmes Financing Series
  Note, 2.22% ...............  7/15/2040           250,000               250,078
Household Finance Corp.,
  Note, 6.375% .............. 10/15/2011           225,000               247,996
Household Finance Corp.,
  Note, 6.375% .............. 11/27/2012         1,050,000             1,163,447
IMPAC Commercial Trust
  Note, 1.99%# .............. 11/25/2031         1,089,185             1,089,461
IMPAC Commercial Trust
  Note, 2.20%# ..............  9/25/2034           475,342               475,341
IMPAC Commercial Mortgage
  Trust Note, 3.82%# ........ 10/15/2030           182,031               182,800
IMPAC Commercial Mortgage
  Trust Note, 2002-4 CL. MI,
  5.58% ..................... 11/25/2032            53,523                54,430
IMPAC Commercial Mortgage
  Trust Note, 1.99%# ........  7/25/2032           108,840               109,044
IMPAC Commercial Mortgage
  Trust Note, 2.08%# ........  3/25/2033            72,631                72,883
IMPAC Commercial Mortgage
  Trust Note, 2.37%# ........  1/25/2033           159,905               160,959
IMPAC Commercial Mortgage
  Trust Note, 3.49%# ........  7/25/2033            97,994                99,376
IMPAC Commercial Mortgage
  Trust Note, 3.04%# ........ 12/25/2033           252,965               253,564
IMPAC Commercial Mortgage
  Trust, 1.99%# ............. 11/25/2031            42,513                42,526
iStar Asset Receivables Trust
  Note, 2.49%+ ..............  5/28/2020           225,000               229,984
J.P. Morgan Commercial
  Mortgage Finance
  Corp., 6.18% .............. 10/15/2035           115,527               121,841
J.P. Morgan Capital Trust
  Bond, 7.54% ...............  1/15/2027           175,000               186,772
J.P. Morgan Chase & Co.
  Note, 6.75% ...............  2/01/2011           550,000               618,781
J.P. Morgan Commercial
  Mortgage Finance Corp.
  Note, 7.238% ..............  9/15/2029         1,600,000             1,802,166
J.P. Morgan Commercial
  Mortgage Finance Corp.
  Note, 7.30%+ ..............  2/15/2032         1,550,000             1,731,947
J.P. Morgan Commercial
  Mortgage Finance
  Corp., 6.51% .............. 10/15/2035           600,000               657,980
J.P. Morgan Commercial
  Mortgage Finance Corp.
  Note, 7.18%+ ..............  2/15/2032           125,000               140,510
J.P. Morgan Commercial
  Mortgage Finance Corp.
  Note, 2.80%+ ..............  2/17/2015           101,527               102,000
J.P. Morgan Commercial
  Mortgage Finance Corp.
  Note, 3.55%+ ..............  2/17/2015           101,527               102,007
John Hancock Global Funding
  Note, 7.90%+ ..............  7/02/2010           525,000               620,095
Knollwood CDO Ltd.
  Note, 4.78%+# .............  1/10/2039           220,903               217,866



                                   Maturity          Principal
                                     Date              Amount              Value
                              ----------------- ------------------- ------------------
Finance/Mortgage (Continued)
Lehman Brothers Commercial
  Conduit Mortgage Trust,
  7.47% ..................... 10/15/2032        $  125,000          $    140,387
Lehman Brothers USB
  Commercial Mortgage
  Trust, 2.95% ..............  3/15/2029           363,220               354,766
Lehman Brothers USB
  Commercial Mortgage
  Trust, 3.64% ..............  8/15/2008           535,203               536,109
Lehman Brothers USB
  Commercial Mortgage
  Trust, 3.88% ..............  8/15/2009           273,474               274,954
Lehman Brothers USB
  Commercial Mortgage
  Trust, 4.07% ..............  9/15/2026           878,284               885,570
Lehman Brothers USB
  Commercial Mortgage
  Trust, 4.57% ..............  4/17/2009         1,325,000             1,361,940
Lehman Brothers USB
  Commercial Mortgage
  Trust, 3.25% ..............  3/15/2029         1,500,000             1,464,619
Lehman Brothers Commercial
  Conduit Mortgage Trust
  Note, 5.93% ............... 12/15/2025           825,000               893,537
Lehman Brothers Commercial
  Conduit Mortgage Trust
  Note, 6.21% ............... 10/15/2035           460,000               499,775
Lehman Brothers Commercial
  Conduit Mortgage Trust
  Note, 6.16% + .............  7/14/2016           866,791               933,598
Lehman Brothers Commerical
  Conduit Mortgage Trust
  Note, 5.64% ............... 12/15/2025         1,400,691             1,486,484
Lehman Brothers Holdings
  Inc. Note, 4.00% ..........  1/22/2008           200,000               203,156
Long Beach Asset Holdings
  Corp. Note, 4.94%+ ........  6/25/2034           152,162               152,162
Long Beach Mortgage Loan
  Trust Note, 2.72% .........  3/25/2034           475,000               476,351
Long Beach Mortgage Loan
  Trust, 5.84% ..............  8/25/2033           200,000               208,700
Lothian Mortgages Plc,
  1.80+% ....................  7/24/2019           275,000               274,989
Manufacturers & Traders Trust
  Co. Note, 3.85% ...........  4/01/2008           225,000               224,200
Massachusetts Mutual Life
  Insurance Co. Note,
  5.625%+ ...................  5/15/2033           425,000               418,730
MBNA Corp. Note, 5.625%...... 11/30/2007           525,000               554,046
MBNA Credit Card Master
  Trust Note, 3.46% .........  6/15/2012           675,000               714,406
MBNA Credit Card Master
  Trust Note, 2.98% .........  6/15/2009           475,000               483,158
MBNA Credit Card Master
  Trust Note, 6.55% ......... 12/15/2008           350,000               368,792
Mellon Capital II Bond,
  7.995% ....................  1/15/2027           250,000               286,799
Merrill Lynch & Co. Inc.
  Note, 3.70% ...............  4/21/2008           425,000               425,875
Morgan Stanley Capital
  Inc. 2.65%+ ...............  4/15/2016           300,000               300,960

12  The notes are an integral part of the financial statements.

                                      Maturity          Principal
                                        Date              Amount              Value
                                 ----------------- ------------------- ------------------
Finance/Mortgage (Continued)
Morgan Stanley Capital Inc.
  Note, 4.75% ..................  4/01/2014        $  750,000          $    726,057
Morgan Stanley Capital Inc.
  Note, 7.22%+ .................  7/15/2029           585,419               631,549
Morgan Stanley Capital Inc.
  Note, 5.91% .................. 11/15/2031           253,160               262,767
Morgan Stanley Capital Inc.
  Note, 6.21% .................. 11/15/2031           475,000               513,547
Morgan Stanley Dean
  Witter, 7.50%+ ...............  2/15/2013           225,000               255,936
Morgan Stanley Dean Witter
  Inc., 7.00% ..................  2/15/2033           125,000               141,950
Morgan Stanley Dean Witter
  Inc., 5.38% ..................  1/15/2039           804,750               848,159
National RMBS Trust 2004-1
  A1, 2.05%# ...................  3/20/2034           575,000               575,000
NationsLink Funding Corp.
  Note, 6.48% ..................  8/20/2030           225,000               245,676
NationsLink Funding Corp.
  Note, 6.80% ..................  8/20/2030           525,000               578,967
NationsLink Funding Corp.
  Note, 7.50% ..................  6/20/2031           175,000               198,642
NationsLink Funding
  Corp. Note, 6.32% ............  1/20/2031         2,236,277             2,427,361
Nissan Auto Receivables
  Owners Trust Note, 2.23%......  3/15/2007         1,250,000             1,247,285
Nomura Asset Securities
  Corp. Note, 6.59% ............  3/15/2030           875,000               958,698
Northwest Airlines Inc.
  Note 8.072% ..................  4/01/2021           151,757               166,727
Option One Mortgage Loan
  Trust, 4.74% .................  8/25/2033           125,000               128,738
Option One Mortgage Loan
  Trust Note, 2.59% ............  1/25/2033           150,000               150,941
Option One Mortgage Loan
  Trust Note, 3.54% ............  1/25/2032           575,000               581,187
Option One Mortgage Loan
  Trust Note, 3.565% ...........  2/25/2033           150,000               152,464
Option One Mortgage Loan
  Trust Note, 3.32% ............  4/25/2033           150,000               152,314
Option One Mortgage Loan
  Trust Note, 3.21% ............  5/25/2033           375,000               382,519
Option One Mortgage Loan
  Trust Note, 2.16% ............  7/25/2033           588,924               589,845
Option One Mortgage Loan
  Trust, 5.59% .................  7/25/2033           275,000               282,010
Pacific Coast CDO Ltd.,
  2.09%# ....................... 10/15/2036           409,033               404,689
Permanent Financing plc
  Note, 2.36% ..................  6/10/2042           550,000               549,890
PNC Mortgage Acceptance
  Corp. Note, 7.05% ............ 10/12/2033           341,727               369,253
PNC Mortgage Acceptance
  Corp. Note, 7.30% ............ 10/12/2033           840,000               965,864
PSE&G Transitions Funding
  LLC Note, 5.98% ..............  6/15/2008           600,000               623,994
PSE&G Transitions Funding
  LLC Note, 5.74% ..............  3/15/2007            54,221                54,869
Reckson Oper Partnership
  LP, 5.875% ...................  8/15/2014           300,000               300,585

                                      Maturity          Principal
                                        Date              Amount              Value
                                 ----------------- ------------------- ------------------
Finance/Mortgage (Continued)
Residential Asset Security
  Mortgage Corp.
  Note, 1.77% ..................  3/25/2021        $  563,143          $    563,295
Residential Asset Security
  Mortgage Corp.
  Note, 1.87% ..................  7/25/2032           165,278               165,148
Residential Asset Security
  Mortgage Corp.
  Note, 2.82% ..................  1/25/2034         1,250,000             1,253,629
Residential Asset Security
  Mortgage Corp.
  Note, 2.96% .................. 12/25/2033         1,000,000             1,009,422
Residential Asset Security
  Mortgage Corp.
  Note, 3.37% ..................  1/25/2033           625,000               634,028
Residential Asset Security
  Mortgage Corp.
  Note, 3.37% ..................  1/25/2033           425,000               432,438
Residential Asset Security
  Mortgage Corp.
  Note, 3.41% ..................  3/25/2034           400,000               399,999
Residential Asset Security
  Mortgage Corp.
  Note, 5.50% ..................  4/25/2033           425,000               431,325
Residential Federal Mortgage
  Security Inc, 1.99% ..........  4/25/2033           482,431               482,467
Russell Corp. Note, 9.25% ......  5/01/2010           250,000               271,250
Salomon Brothers Mortgage
  Trust Note 6.13% .............  2/18/2034           600,000               635,105
Simon Property Group LP
  Note, 7.375% .................  1/20/2006           400,000               421,742
Structured Asset Investment
  Loan Trust Note, 1.75% .......  7/25/2033            65,684                65,679
Structured Asset Investment
  Loan Trust Note, 1.94% .......  4/25/2033             2,152                 2,152
Structured Asset Investment
  Loan Trust Note, 3.79% .......  4/25/2033           150,000               151,582
Structured Asset Securities
  Corp. Note, 5.45% ............  2/25/2033           223,257               226,441
Structured Asset Securities
  Corp. Note, 6.69% ............  1/25/2032            87,084                89,244
Structured Asset Securities
  Corp. Note, 2.05% ............  1/25/2033           108,425               108,665
Structured Asset Securities
  Corp. Note, 2.71% ............  6/25/2032           575,000               576,620
Structured Asset Securities
  Corp. Note, 2.77% ............  7/25/2032           525,000               527,198
Structured Asset Securities
  Corp. Note, 2.82% ............  7/25/2032           250,000               251,377
Structured Asset Securities
  Corp. Note, 3.57% ............  4/25/2033           350,000               353,875
Structured Asset Securities
  Corp. Note, 3.66% ............  1/01/2032           750,000               751,860
Sutter Investment CBO 2001-
  1A A3L Note, 3.02%+# .........  5/15/2007           425,000               419,953
US Bancorp Note, 8.27% ......... 12/15/2026           250,000               288,865
USA Education Note, 5.625% .....  4/10/2007           250,000               263,123
Vornado Realty Trust Sr. Note,
  5.625% .......................  6/15/2007           650,000               681,962
Wachovia Bank Commercial
  Mortgage Trust Note,
  2.99% ........................  6/15/2035         1,114,979             1,065,721

The notes are an integral part of the financial statements.
                               State Street Research Asset Allocation Fund   13

                                                          Maturity            Principal
                                                            Date               Amount                Value
                                                     ----------------- ---------------------- ------------------
Finance/Mortgage (Continued)
Wachovia Bank Commerical
  Mortgage Trust Note,
  1.95%+ ..............................................  3/15/2015        $  438,543           $    438,546
Wachovia Bank Commerical
  Mortgage Trust Note,
  2.38% ...............................................  3/15/2014           250,000                250,987
Wachovia Bank Commercial
  Mortgage Trust Note,
  3.40%+ ..............................................  7/15/2041         1,393,346              1,390,976
Washington Mutual 2004-
  AR3 B1 Note, 4.20% ..................................  6/25/2034           224,567                221,932
Washington Mutual 2003-
  AR3 B2 Note, 4.76% ..................................  4/25/2033           194,508                195,570
Washington Mutual 2003-
  AR5-B2 Note, 4.54% ..................................  3/25/2034           515,964                516,945
Washington Mutual Inc.
  2003-AR5 A6 Note,
  3.69% ...............................................  5/25/2033           850,000                841,071
Washington Mutual Inc.
  Note, 3.93% .........................................  3/25/2033           300,000                297,667
Washington Mutual Inc.
  Note, 4.22% .........................................  8/25/2033           398,675                386,010
Washington Mutual Inc.
  Note, 4.545% ........................................  3/25/2034         1,247,715              1,225,482
Washington Mutual Inc.
  Note, 4.13% .........................................  3/25/2033           184,219                184,480
Washington Mutual Inc.
  Note, 3.42% .........................................  5/25/2033           850,000                850,470
Washington Mutual Inc.
  Note, 3.985% ........................................ 10/25/2033         1,350,000              1,354,068
Western Massachusetts
  Electrical Co. Note, 6.53%...........................  6/01/2015         1,210,436              1,334,452
                                                                                               ------------
                                                                                                 99,968,080
                                                                                               ------------
Foreign 0.2%
Pamex Project Funding Master
  Trust Note, 7.375% ..................................  2/15/2014           575,000                626,750
Petronas Capital Ltd.
  Note, 7.875%+ .......................................  5/22/2022           325,000                389,078
                                                                                               ------------
                                                                                                  1,015,828
                                                                                               ------------
Foreign Government 3.4%
                                                                        Australian Dollar
Australia, 6.25% ......................................  4/15/2015         2,000,000              1,537,363
Banque Centrale de Tunisie
  Note, 7.375% ........................................  4/25/2012        $  425,000                482,906
BCP Caylux Holdings
  Luxembourg, 9.625%+ .................................  6/15/2014           250,000                270,000
Brazil Federative Republic,
  7.72% ...............................................  6/29/2009           675,000                738,450
Brazil Federative Republic,
  11.00%^ .............................................  8/17/2040         1,650,000              1,849,650
Corporacion Andina de
  Fomento Note, 6.875% ................................  3/15/2012           125,000                140,580
Corporacion Nacional del
  Cobre Note, 5.50%+ .................................. 10/15/2013           225,000                234,267
Export Import Bank Korea,
  4.50% ...............................................  8/12/2009         1,375,000              1,391,669
Korea Development Bank
  Note, 3.875% ........................................  3/02/2009           150,000                148,528
Malaysia Government
  Bond, 7.50% .........................................  7/15/2011           175,000                205,153

                                                             Maturity            Principal
                                                               Date               Amount               Value
                                                        ----------------- ---------------------- ------------------
Foreign Government (Continued)
Petroleos Mexicanos
  Note, 6.50%^ ........................................  2/01/2005        $  425,000           $    430,525
Republic of Argentina,
  1.98%# ..............................................  2/03/2005         2,525,000              1,871,025
Republic of Brazil, 8.00%^ ............................  4/15/2014         2,345,540              2,319,270
Republic of Chile, 5.625% .............................  7/23/2007           425,000                447,823
Republic of Colombia,
  10.75% ..............................................  1/15/2013           925,000              1,060,050
Republic of Colombia, 8.25%............................ 12/22/2014           500,000                493,750
Republic of South Africa,
  9.125% ..............................................  5/19/2009           200,000                237,000
Republic of Ukraine, 7.65%+............................  6/11/2013         1,050,000              1,050,000
Republic of Venezuela,
  10.75% ..............................................  9/19/2013         1,425,000              1,600,987
Russian Federation Bond,
  8.25%+ ..............................................  3/31/2010         2,400,000              2,611,500
Russian Federation Bond,
  5.00% ...............................................  3/31/2007           925,000                889,758
Republic of South Africa,
  6.50% ...............................................  6/02/2014           925,000                987,437
State of Qatar Bond, 9.75%+............................  6/15/2030           125,000                179,688
Republic of Turkey, 7.25% .............................  3/15/2015           375,000                369,649
United Mexican States, 6.63%^..........................  3/03/2015           100,000                106,000
United Mexican States, 8.30%...........................  8/15/2031         1,125,000              1,279,687
United Mexican States, 4.63% .......................... 10/08/2008           250,000                252,500
                                                                                               ------------
                                                                                                 23,185,215
                                                                                               ------------
Corporate 8.9%
AES Corp, Note, 8.75%+ ................................  5/15/2013           200,000                225,500
AES Eastern Energy Note,
  9.00% ...............................................  1/02/2017           525,505                591,193
Ainsworth Lumber Co. Ltd.
  Note, 5.67%+ ........................................ 10/01/2010           400,000                404,000
Alcan Alum Ltd. Note,
  6.125% .............................................. 12/15/2033           200,000                207,634
Allbritton Communications
  Co. Note, 7.75% ..................................... 12/15/2012           500,000                517,500
Allied Waste North America
  Inc. Note, 6.375% ...................................  4/15/2011           175,000                170,188
American Achievement Corp.
  Note, 8.25%+ ........................................  4/01/2012           300,000                315,000
American Tower Corp. Note,
  7.50% ...............................................  5/01/2012           800,000                816,000
AMETEK Inc. Sr. Note, 7.20%............................  7/15/2008           150,000                163,809
ArvinMeritor Inc. Note,
  8.75% ...............................................  3/01/2012           250,000                276,875
Associated Materials Inc.
  Note, 11.25%+ .......................................  3/01/2009           525,000                381,937
Associated Materials Inc.
  Note, 9.75% .........................................  4/15/2012           450,000                516,375
AT&T Broadband Corp. Note,
  9.455% .............................................. 11/15/2022           400,000                536,135
Availl Inc. Note, 7.625% ..............................  7/01/2011           300,000                324,000
BAE Systems Holdings Inc.
  Note, 6.66%+ ........................................  9/15/2013           749,831                832,935
Boeing Co. Note, 8.75% ................................  8/15/2021           175,000                232,319
Bombardier Capital Inc.
  Note, 6.125%+ .......................................  6/29/2006           300,000                297,570
British Telecommunications plc
  Note 8.875% ......................................... 12/15/2030           225,000                295,583
BWAY Corp. Note 10.00% ................................ 10/15/2010           500,000                547,500
Cargill Inc., 6.125%+ .................................  4/19/2034           300,000                311,525
Cargill Inc. Note 4.375%+ .............................  6/01/2013           225,000                219,524

14  The notes are an integral part of the financial statements.

                                       Maturity          Principal
                                         Date              Amount              Value
                                  ----------------- ------------------- ------------------
Corporate (Continued)
Cendant Corp. Note, 6.25%........  3/15/2010        $  200,000          $    217,479
Centex Corp. Note, 7.875%........  2/01/2011           225,000               262,310
Cenveo Corp. Note, 7.875%........ 12/01/2013           475,000               463,125
CCHII LLC Corp. Note,
  10.25% ........................  9/15/2010           300,000               306,375
Charter Communications Sr. Note,
  8.00%+ ........................  4/30/2012           300,000               299,250
Chumash Casino & Resort
  Enterprise Sr. Note, 9.00%.....  7/15/2010           700,000               777,000
Cinemark Inc. 0% to
  3/14/04, 9.75% from
  3/15/04 to maturity ...........  3/15/2009           475,000               326,562
Comcast Corp. Note, 7.05%........  3/15/2033           525,000               575,949
Concentra Operating Corp.
  Note, 9.50% ...................  8/15/2010           375,000               414,375
Conoco Inc. 6.95% ...............  4/15/2029           375,000               431,865
Continental Airlines Inc.
  Note, 7.38% ...................  6/15/2017           170,847               134,004
Continental Airlines Inc.
  Note, 7.88% ...................  7/02/2018           499,753               470,643
Continental Airlines Inc.
  Note, 6.70% ................... 12/15/2022           650,814               606,509
Crown Castle International
  Corp. Note, 7.50% ............. 12/01/2013           600,000               628,500
Crystal US Hldgs Disc Note,
  0% to 9/30/09, 10.50%
  from 10/1/09 to maturity....... 10/01/2014           575,000               343,562
CSC Holdings Inc. Note
  7.625% ........................  4/01/2011           600,000               632,250
CSK Auto Inc. 7.00% .............  1/15/2014           500,000               483,750
Delco Remy Int'l Inc. 9.375%.....  4/15/2012           200,000               196,000
Deutsche Telekom
  International Finance
  Co. Note, 8.75% ...............  6/15/2030           250,000               323,144
Dex Media Inc. Note, 9.00%....... 11/15/2013           300,000               219,750
DTE Energy Co. Note, 6.45%.......  6/01/2006           350,000               368,042
Eagle-Picher Inc. Note,
  9.75% .........................  9/01/2013           500,000               510,000
Earle M. Jorgensen Co.
  Note, 9.75% ...................  6/01/2012           750,000               832,500
Eircom Funding Inc.
  Note, 8.25% ...................  8/15/2013           600,000               657,000
El Paso Production Holding
  Co. Note, 7.75% ...............  6/01/2013           250,000               250,625
Encana Corp. Note, 6.50% ........  8/15/2034           325,000               347,370
Energy Partners Ltd.
  Note, 8.75% ...................  8/01/2010           600,000               651,000
Entergy Gulf States Inc.
  Note, 3.60% ...................  6/01/2008           300,000               296,565
Enterprise Products Note,
  5.60%+ ........................ 10/15/2014           150,000               151,140
EXCO Resources Inc. 7.25%........  1/15/2011           600,000               636,000
FFCA Secured Lending Corp.
  Note, 6.94% ...................  9/18/2025           100,000               101,496
FirstEnergy Corp. 6.45% ......... 11/15/2011           225,000               245,446
Ford Motor Co. Note, 7.45%.......  7/16/2031           300,000               294,159
Ford Motor Credit Co.
  Note, 7.375% .................. 10/28/2009           950,000             1,040,568
Foundation Coal Co. Note,
  7.25%+ ........................  8/01/2014           150,000               159,375
Gaylord Entertainment Co.
  Note, 8.00% ................... 11/15/2013           225,000               236,813

                                       Maturity          Principal
                                         Date              Amount              Value
                                  ----------------- ------------------- ------------------
Corporate (Continued)
General Electric Co.
  Note, 5.00% ...................  2/01/2013        $  750,000          $    771,331
General Motors Corp.
  Note, 8.25% ...................  7/15/2023           250,000               262,976
General Motors Corp. Note,
  8.375% ........................  7/15/2033           450,000               477,797
Georgia Power Co.
  Note, 4.875% ..................  7/15/2007           525,000               545,773
Graham Packaging Co. Note,
  8.50%+ ........................ 10/15/2012           125,000               125,000
Graham Packaging Co. Note,
  9.875%+ .......................  4/15/2005           275,000               275,000
Grief Brothers Corp. Note,
  8.875% ........................  8/01/2012           650,000               724,750
Gulfmark Offshore Inc. Note,
  7.75%+ ........................  7/15/2014           225,000               227,813
Halliburton Co. Note,
  2.41%+ ........................  1/26/2007           325,000               325,161
Hanover Compressor Co.
  Note, 8.625% .................. 12/15/2010           200,000               217,000
Hanover Equipment Trust
  Sub. Note, 0.00% ..............  3/31/2007           750,000               633,750
HCA Inc. Note, 6.30% ............ 10/01/2012           325,000               336,950
Hewlett Packard Co.
  Note, 3.625% ..................  3/15/2008           475,000               476,552
Host Marriott LP Note,
  7.125% ........................ 11/01/2013           450,000               472,500
Huntsman ICI Chemicals LLC
  Note, 10.125%^ ................  7/01/2009           750,000               787,500
IASIS Healthcare LLC 8.75%+......  6/15/2014           425,000               445,187
Indiana Michigan Power Co.
  Note, 6.125% .................. 12/15/2006           325,000               344,044
Insight Midwest Note, 9.75%...... 10/01/2009           325,000               339,625
Interline Brands Inc.
  Note, 11.50% ..................  5/15/2011           400,000               444,000
International Lease Finance
  Corp. Note, 5.75% .............  2/15/2007           525,000               555,819
International Paper Co.
  Note, 6.75% ...................  9/01/2011           275,000               306,438
Intertape Polymer US Inc.
  Note, 8.50%+ ..................  8/01/2014           125,000               126,250
INVISTA Note, 9.25%+ ............  5/01/2012           375,000               400,312
IPSOC Inc. Note, 8.75% ..........  6/01/2013           750,000               855,000
ISP Chemco Inc. Note,
  10.25% ........................  7/01/2011           725,000               808,375
Jean Coutu Group PJC Inc.
  7.625%+ .......................  8/01/2012            75,000                76,312
Jean Coutu Group PJC Inc.
  8.50%+ ........................  8/01/2014           250,000               248,125
Kennametal Inc. Note, 7.20%......  6/15/2012            75,000                81,828
Kern River Funding Corp.
  Note, 4.89%+ ..................  4/30/2018           259,065               261,197
Kerr-McGee Corp. Note,
  6.875% ........................  9/15/2011           125,000               139,830
Kroger Co. Sr. Sub.
  Note, 7.80% ...................  8/15/2007           775,000               863,259
Lennar Corp. Note, 2.66% ........  3/19/2009           400,000               401,878
Loral Corp. Note, 7.00% .........  9/15/2023           150,000               167,373
Lyondell Chemical Co. Sr.
  Note, 10.50%^ .................  6/01/2013           250,000               288,750
MeadWestvaco Corp. Note,
  6.85% .........................  4/01/2012           250,000               278,484

The notes are an integral part of the financial statements.
                                State Street Research Asset Allocation Fund  15

                                        Maturity          Principal
                                          Date              Amount              Value
                                   ----------------- ------------------- ------------------
Corporate (Continued)
Meritage Corp. Note, 7.00%........  5/01/2014        $  200,000          $    205,000
Motorola Inc. Note, 7.625%........ 11/15/2010           300,000               351,068
Nalco Co. Note, 8.875% ........... 11/15/2013           400,000               430,000
Nash Finch Co. Note,
  8.50%^ .........................  5/01/2008           500,000               514,375
Newark Group Inc. Note,
  9.75%+ .........................  3/15/2014           300,000               309,000
Newfield Exploration Co.
  Note, 6.625%+ ..................  9/01/2014           250,000               260,625
Newmont Mining Corp.
  Note, 8.63% ....................  5/15/2011           250,000               306,124
News America Inc. Sr.
  Note, 6.625% ...................  1/09/2008           450,000               490,669
Nextel Communications Inc.
  Sr. Note, 7.375% ...............  8/01/2015           550,000               591,250
Norcraft Holdings Note, 0%
  to 8/31/03, 9.75% from
  9/1/03 to maturity+ ............  9/01/2008           225,000               163,125
NRG Energy Inc. Note,
  8.00%+ ......................... 12/15/2013           575,000               615,969
O'Charley's Inc. Note, 9.00%...... 11/01/2013           500,000               525,000
OMI Corp. Note, 7.63% ............ 12/01/2013           750,000               769,687
Perry Ellis International Inc.
  Note, 8.875% ...................  9/15/2013           750,000               795,000
Phillips Van Heusen
  Corp. Note, 7.25% ..............  2/15/2011           375,000               390,000
Ply Gem Industries Inc.
  Note, 9.00%+ ...................  2/15/2012           300,000               299,250
Progress Energy Inc. Sr.
  Note, 7.10% ....................  3/01/2011           300,000               338,721
Pulte Homes Inc. Note, 6.38% .....  5/15/2033           250,000               245,787
Qwest Communications
  International Inc.
  Note, 7.25%+ ...................  2/15/2011           300,000               284,250
Qwest Corp. Note, 7.875%+.........  9/01/2011           225,000               233,438
Reliant Resources Inc.
  Note, 9.25% ....................  7/15/2010           250,000               268,438
Rhodia, Note, 10.25% .............  6/01/2010           400,000               414,000
Riddell Bell Holdings Inc.
  Note, 8.38%+ ................... 10/01/2012           200,000               203,250
River Rock Entertainment
  Authority Note, 9.75% .......... 11/01/2011           250,000               263,125
Rogers Wireless Inc. Note,
  9.63% ..........................  5/01/2011           550,000               613,250
Sealy Mattress Co. Note,
  8.25% ..........................  6/15/2014           450,000               453,375
Sinclair Broadcast Group Inc.
  Note, 8.75% .................... 12/15/2011           300,000               325,500
Solo Cup Co. Note, 8.50%^.........  2/15/2014           175,000               172,375
Sprint Capital Corp.
  Note, 8.75% ....................  3/15/2032           325,000               412,487
Stena AB Note, 9.625% ............ 12/01/2012           200,000               223,250
Superior Essex
  Communications Note,
  9.00%+ .........................  4/15/2012           500,000               500,000
TD Funding Corp. Note,
  8.375% .........................  7/15/2011           300,000               321,000
Telecom de Puerto Rico Sr.
  Note, 6.65% ....................  5/15/2006           725,000               762,923
Telecom Italia Capital Note,
  4.95%+ .........................  9/30/2014           475,000               469,146



                                        Maturity          Principal
                                          Date              Amount              Value
                                   ----------------- ------------------- ------------------
Corporate (Continued)
Tenet Healthcare Corp. Note,
  9.875%+ ........................  7/01/2014        $  200,000          $    209,000
Tenet Healthcare Corp.
  Note, 6.38% .................... 12/01/2011           300,000               269,250
Terex Corp. Sr. Sub.
  Note, 9.25%+ ...................  7/15/2011           425,000               476,000
Thomson Corp. Sr.
  Note, 5.75% ....................  2/01/2008           250,000               266,118
Time Warner Entertainment
  Co. Note, 8.375% ...............  3/15/2023            25,000                29,900
Time Warner Inc.
  Note, 9.15% ....................  2/01/2023           400,000               515,510
TriMas Corp. Note, 9.875% ........  6/15/2012         1,225,000             1,270,937
Trinity Industries Inc. Note,
  6.50% ..........................  3/15/2014           450,000               443,250
TRW Automotive Inc.
  Note, 9.375% ...................  2/15/2013           500,000               571,250
Tyco International Group S A
  6.375% ......................... 10/15/2011           400,000               442,368
UAP Holding Corp. Note,
  0.00% to 1/14/03,
  10.75% from 1/15/03
  to maturity+ ...................  1/15/2008           500,000               382,500
United Agri Products Inc.
  Note, 8.25%+ ................... 12/15/2011           600,000               648,000
United Auto Group Inc.
  Note, 9.625% ...................  3/15/2012           575,000               633,937
United Components Inc.
  Note, 9.375% ...................  6/15/2013           500,000               538,750
United Rentals North
  America, Inc. Note,
  7.75%^ ......................... 11/15/2013           200,000               187,500
UnitedHealth Group Inc.
  Note, 7.50% .................... 11/15/2005           175,000               184,290
Verizon Global Funding Corp.
  Note, 7.75% .................... 12/01/2030           525,000               628,752
Videotron Ltee Note, 6.875%.......  1/15/2014           250,000               256,250
Warnaco Inc. Note, 8.875%.........  6/15/2013           500,000               556,250
Western Wireless Corp. Note,
  9.25% ..........................  7/15/2013           775,000               790,500
Weyerhaeuser Co.
  Note, 7.375% ...................  3/15/2032           150,000               172,123
                                                                         ------------
                                                                           60,158,434
                                                                         ------------
Total Fixed Income Securities (Cost $278,065,860)
                                                                          281,446,468
                                                                         ------------

                                                                Shares
                                                            -------------
Options Purchased - 0.0%
10 Year Future Option Dec 04 Call .......................      213,544        190,000
10 Year Future Option Dec 04 Put ........................      124,544        110,000
                                                                              -------
Total Options Purchased (Identified Cost $388,088)                            300,000
                                                                              -------
Short-Term Investments 9.4%
State Street Navigator Securities Lending
  Prime Portfolio .......................................   63,355,290     63,355,290
                                                                          -----------
Total Short-Term Investments (Cost $63,355,290)                            63,355,290
                                                                          -----------

16  The notes are an integral part of the financial statements.

                                  Maturity     Principal
                                    Date         Amount         Value
                                ------------ ------------- ---------------
Commercial Paper 9.9%
International Business
  Machines Corp., 1.83% ....... 10/01/2004    $ 1,854,000   $  1,854,000
International Lease Finance
  Corp., 1.56% ................ 10/05/2004     12,000,000     11,997,920
International Lease Finance
  Corp., 1.63% ................ 10/08/2004      2,950,000      2,949,065
International Lease Finance
  Corp., 1.75% ................ 10/27/2004     12,000,000     11,984,833
UBS Finance Inc., 1.778% ...... 12/07/2004     10,855,000     10,819,242
E.I. du Pont de Nemours &
  Co., 1.73% .................. 11/10/2004     10,939,000     10,918,094
General Electric Capital
  Corp., 1.65% ................ 10/01/2004      2,789,000      2,789,000
General Electric Capital
  Corp., 1.70% ................ 10/04/2004     12,428,000     12,426,240
General Electric Capital
  Corp., 1.70% ................ 10/04/2004      1,600,000      1,599,773
                                                            ------------
Total Commercial Paper (Cost $67,338,167)                     67,338,167
                                                            ------------

                                                   % of
                                                 Net Assets
                                                ------------
Summary of Portfolio Assets
Investments (Cost $726,817,488)..............      114.6%    $ 777,095,704
Cash and Other Assets, Less Liabilities .....      (14.6%)     (98,974,032)
                                                   -----     -------------
Net Assets ..................................      100.0%    $ 678,121,672
                                                   =====     =============


Federal Income Tax Information
At September 30, 2004, the net
unrealized appreciation
of investments based on cost for
federal income tax
purposes of $729,072,867 was as
follows:

Aggregate gross unrealized
appreciation for all
investments in which there is an
excess of value over
tax cost                               $ 57,464,724

Aggregate gross unrealized
depreciation for all
investments in which there is an
excess of tax cost
over value                               (9,441,887)
                                       ------------
                                       $ 48,022,837
                                       ============

ADR stands for American Depositary Receipt * Non-income-producing securities.
** A portion of these securities was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2004.
@ Security valued under consistently applied procedures established by the Trustees.
++ Security restricted as to public resale. The total cost and market value of restricted securities owned at September 30, 2004, were $2,668,194 and $3,335,774 (0.49% of net assets), respectively.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at September 30, 2004, were $28,595,494 and $30,227,970 (4.28% of net assets), respectively.
   TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement. Although the unit price has been established, the principal value has not been finalized.
# Interest rates on this floating-rate bond will reset annually or biannually based on the six-months London Interbank Offered Rate (LIBOR) plus 0.8125%.
^ A portion of the security was held on loan. At September 30, 2004, the value of securities loaned was $61,488,625.

Futures contracts open at September 30, 2004, are as follows:

                                                                                                       Unrealized
                                     Number of        Notional                       Expiration       Appreciation
Type                                 Contracts         Amount         Currency         Month         (Depreciation)
-------------------------------------------------------------------------------------------------------------------
Share Price Index 200 Long              155           14,082,985         AUD      December 2004      $    129,488
DJ Euro Stoxx 50 Index Long             573           15,948,882         EUR      December 2004          (520,173)
FTSE 100 Index Long                      82            3,781,445         GBP      December 2004            60,941
Topix Index Long                        267        3,039,720,000         JPY      December 2004          (713,289)
Interest Rate Swap 10 Yr Long            20            2,182,278         USD      December 2004            32,722
5-Year US Treasury Notes Short          (67)          (7,379,137)        USD      December 2004           (41,113)
10-Year US Treasury Notes Short         (47)          (5,293,375)        USD      December 2004           (19,917)
2-Year US Treasury Notes Short          (70)         (14,786,406)        USD      December 2004               821
                                                                                                     ------------
                                                                                                     $ (1,070,520)
                                                                                                     ============

Forward currency exchange contracts outstanding at September 30, 2004, are as follows:

                                                                                           Unrealized
                                                                           Contract       Appreciation      Delivery
Transaction                                        Total Value              Price        (Depreciation)       Date
---------------------------------------------------------------------------------------------------------------------
Sell Australian Dollars, Buy U.S. dollars         1,890,000    AUD         1.38254  AUD     $ (30,710)      10/13/04
Buy Euro, Sell U.S. dollars                      15,200,000    EUR         0.80539  EUR       581,417       10/13/04
Buy Pound Sterling, Sell U.S. dollars             8,000,000    GBP         0.55317  GBP       (50,776)      10/13/04
Buy Yen, Sell U.S. dollars                    2,490,000,000    JPY       110.12075  JPY       178,302       10/13/04
                                                                                            ---------
                                                                                            $ 678,233
                                                                                            =========

The notes are an integral part of the financial statements.
                                State Street Research Asset Allocation Fund  17

FINANCIAL

              Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2004 (unaudited)



Assets
Investments, at value (Cost $726,817,488) (Note 1) ...........    $777,095,704
Receivable for securities sold ...............................      25,758,864
Interest and dividends receivable ............................       2,929,787
Receivable for fund shares sold ..............................       1,017,574
Receivable for open forward contracts ........................         759,719
Receivable for futures variation margin ......................         184,179
Other assets .................................................          30,196
                                                                  ------------
                                                                   807,776,023
                                                                  ------------
Liabilities
Payable for collateral received on securities loaned .........      63,355,290
Payable for securities purchased .............................      63,743,787
Accrued transfer agent and shareholder services ..............         743,712
Accrued management fee .......................................         409,139
Payable for fund shares redeemed .............................         388,350
Dividends payable ............................................         276,724
Accrued distribution and service fees ........................         250,936
Payable to custodian .........................................         250,026
Payable for open forward contracts ...........................          81,486
Accrued trustees' fees .......................................          19,070
Accrued administration fee ...................................           6,846
Other accrued expenses .......................................         128,985
                                                                  ------------
                                                                   129,654,351
                                                                  ------------
Net Assets ...................................................    $678,121,672
                                                                  ============
Net Assets consist of:
Undistributed net investment income ..........................    $  4,428,153
Unrealized appreciation of investments .......................      50,278,216
Unrealized depreciation of futures contracts .................      (1,070,520)
Unrealized appreciation of forward contracts .................         678,232
Accumulated net realized loss ................................      (1,156,703)
Paid-in capital ..............................................     624,964,294
                                                                  ------------
                                                                  $678,121,672
                                                                  ============

                   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

  Class      Net Assets      [divided by]     Number of Shares      =       NAV
  A        $380,823,034                       36,599,962                  $ 10.41*
  B(1)     $139,761,324                       13,496,211                  $ 10.36**
  B        $ 83,088,059                       8,016,169                   $ 10.37**
  C        $ 54,199,570                       5,208,985                   $ 10.41**
  S        $ 20,249,685                       1,944,268                   $ 10.42

*    Maximum offering price per share = $11.05 ($10.41 [divided by] 0.9425)
** Redemption price per share for Class B(1), Class B or Class C shares, is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
--------------------------------------------------------------------------------
For the six months ended September 30, 2004 (unaudited)

Investment Income

Interest (Note 1) ............................................   $ 5,599,610
Dividends, net of foreign taxes of $20,159 (Note 1)...........     2,566,107
Securities lending income (Note 1) ...........................        79,641
                                                                 -----------
                                                                   8,245,358
                                                                 -----------
Expenses
Management fee (Note 2) ......................................     2,459,507
Transfer agent and shareholder services (Note 2) .............       823,628
Distribution and service fees - Class A (Note 4) .............       553,606
Distribution and service fees - Class B(1) (Note 4) ..........       679,300
Distribution and service fees - Class C (Note 4) .............       240,986
Custodian fee ................................................       162,360
Administration fee (Note 2) ..................................        57,442
Reports to shareholders ......................................        37,515
Registration fees ............................................        35,319
Trustees' fees (Note 2) ......................................        21,381
Audit fee ....................................................        21,320
Legal fees ...................................................         4,255
Miscellaneous ................................................        15,955
                                                                 -----------
                                                                   5,112,574
Fees paid indirectly (Note 2) ................................          (137)
                                                                 -----------
                                                                   5,112,437
                                                                   3,132,921
                                                                 -----------
Reimbursement of distribution fees (Note 4) ..................       294,508
                                                                 -----------
Net investment income ........................................     3,427,429
                                                                 -----------
Realized and Unrealized Gain (Loss) on
Investments, Foreign Currency, Forward
Contracts, Futures Contracts and Options
Net realized gain on investments (Notes 1 and 3) .............     3,649,629
Net realized loss on foreign currency and
  forward contracts (Note 1) .................................      (598,359)
Net realized gain on futures contracts and
  options (Note 1) ...........................................       757,577
                                                                 -----------
    Total net realized gain ..................................     3,808,847
                                                                 -----------
Change in unrealized depreciation of investments .............   (10,625,954)
Change in unrealized depreciation of foreign currency
  and forward contracts ......................................      (721,740)
Change in unrealized depreciation of
  futures contracts ..........................................    (2,820,682)
                                                                 -----------
    Total change in unrealized depreciation ..................   (14,168,376)
                                                                 -----------
Net loss on investments, foreign currency, forward
  contracts and futures contracts and options ................   (10,359,529)
                                                                 -----------
Net decrease in net assets resulting from operations .........   $(6,932,100)
                                                                 ===========

18  The notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                       Six months ended
                                      September 30, 2004       Year ended
                                          (unaudited)        March 31, 2004
                                     --------------------   ---------------
Increase (Decrease) In Net Assets
Operations:
Net investment income ............   $  3,427,429            $  8,516,159
Net realized gain on
  investments, foreign
  currency, forward
  contracts and future
  contracts ......................      3,808,847              88,662,078
Change in unrealized
  appreciation
  (depreciation)
  of investments, foreign
  currency, forward
  contracts, and futures
  contracts ......................    (14,168,376)             61,187,645
                                     ------------            ------------
Net increase (decrease)
  resulting from operations            (6,932,100)            158,365,882
                                     ------------            ------------
Dividends from net investment income:
  Class A ........................     (2,876,865)             (4,754,062)
  Class B(1) .....................       (586,502)               (865,650)
  Class B ........................     (2,009,448)             (2,034,133)
  Class C ........................       (226,531)               (237,660)
  Class S ........................       (194,146)               (378,790)
                                     ------------            ------------
                                       (5,893,492)             (8,270,295)
                                     ------------            ------------
Distribution from capital gains:
  Class A ........................     (3,998,012)                     --
  Class B(1) .....................     (1,483,977)                     --
  Class B ........................     (1,041,508)                     --
  Class C ........................       (500,365)                     --
  Class S ........................       (236,632)                     --
                                     ------------            ------------
                                       (7,260,494)                     --
                                     ------------            ------------
Net increase from fund
  share transactions
  (Note 6) .......................     38,833,439              30,609,858
                                     ------------            ------------
Total increase in net assets .....     18,747,353             180,705,445
Net Assets
Beginning of period ..............    659,374,319             478,668,874
                                     ------------            ------------
End of period (including
  undistributed net
  investment income of
  $4,428,153 and
  $4,682,594 respectively)           $678,121,672            $659,374,319
                                     ============            ============

Notes to Unaudited Financial Statements
--------------------------------------------------------------------------------
September 30, 2004


Note 1
State Street Research Asset Allocation Fund is a series of State Street Research Income Trust (the "Trust"), which is organized as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of two separate funds: State Street Research Asset Allocation Fund and State Street Research High Income Fund.

The investment objective of the fund is to seek a high total return while attempting to limit investment risk and preserve capital. To achieve its investment objective, the fund uses an asset allocation strategy, investing in varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, the investment manager monitors and adjusts those allocations from time to time. The fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Currently, the annual service and distribution fees paid by Class B shares have been voluntarily reduced to 0.00%. Class B shares automatically convert into Class A shares at the end of eight years. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. Income, expenses (other than service and distribution fees), and unrealized and realized gains or losses on investments are allocated to each class of shares based on its relative net assets. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. In the event that the market quotations for a portfolio instrument are not deemed to be readily available, the Investment Adviser's Valuation Committee determines the fair value for such portfo-

The notes are an integral part of the financial statements.
                                State Street Research Asset Allocation Fund  19
lio instrument. The fair value of any such portfolio instruments are determined based upon a consideration of all available facts and information. The fair valuation of a restricted portfolio instrument reflects the inherent worth of the portfolio instrument, without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature. The Investment Adviser and the Custodian also monitor domestic and foreign markets and news information for any developing events that may have an impact on the valuation of portfolio instruments. Such monitoring includes general market news and financial market information sources currently utilized in making investment decisions, trading and investment personnel located abroad, foreign regional brokers, and/or foreign custodians. The value assigned to these securities is based upon available information at the time, and does not necessarily represent the amount which might ultimately be realized upon sale.

B. Forward Contracts and Foreign Currencies
The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

C. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restriction to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At September 30, 2004, the payable to the custodian bank of $250,026 represents the amount due for cash advance for the settlement of the security purchased.

D. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. All discounts/premiums are accreted/amortized. Certain fixed income and equity securities held by the fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

E. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for wash sale deferrals.

F. Federal Income Taxes

No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

G. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

H. Securities Lending

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At September 30, 2004, the value of the securities loaned and the value of collateral were $61,488,625 and $63,355,290 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. During the six months ended September 30, 2004, income from securities lending amounted to $79,641.

I. Futures

The fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long future contracts. The fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the fund deposits with the selling broker sufficient cash or U.S. government securities to meet the minimum "initial margin" requirements. Thereafter, the fund receives from or pays to the broker cash or U.S. government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it has opened and the value at the time it was closed.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise in changes from the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

J. Options

The fund may use options to hedge against changes in values of securities the fund owns or expects to purchase. Writing puts or buying calls tends to increase the fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the fund's exposure to the underlying instrument, or hedge other fund investments.

For options purchased to hedge the fund's investments, the potential risk to the fund is that the change in value of options contracts may correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the fund, the maximum loss is not limited to the premium initially received for the option.

Note 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the first $500 million of net assets annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the six months ended September 30, 2004, the fees pursuant to such agreement amounted to $2,459,507.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the six months ended September 30, 2004, the amount of such expenses allocated to the fund was $278,047.

The fund has entered into an arrangement with its custodian whereby credits realized as a result of directed brokerage commissions, were used to reduce a portion of the fund's expenses. During the six months ended September 30, 2004, the funds custodian fees were reduced by $137 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $21,381 during the six months ended September 30, 2004.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the six months ended September 30, 2004, the amount of such expenses was $57,442.

Note 3
For the six months ended September 30, 2004, purchases and sales of securities, exclusive of short-term obligations, aggregated $607,745,049, and $576,514,625, respectively.

Note 4
The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. Currently, the annual service and distribution fees paid by Class B shares have been voluntarily waived to 0.00%. The fund expects this waiver to continue, although there is no guarantee that it will. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the six months ended September 30, 2004, fees pursuant to such plans amounted to $553,606, $679,300, and $240,986 for Class A, Class B(1) and Class C shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. During the six months ended September 30, 2004, the Distributor reimbursed a total of $294,508 to Class B shares of the fund reflecting the estimated excess of payments received over costs incurred under the plan. This amount is shown as "Reimbursement of distribution fees" in the Statement of Operations. For Class B(1), the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund. As of September 30, 2004, there were $3,625,865, $16,629 and $2,225,942 for Class
A, Class B, and Class C shares, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $1,416,764 and $5,829,512, respectively, on sales of Class A shares of the fund during the six months ended September 30, 2004, and that MetLife Securities, Inc. earned commissions aggregating $6,003,620 and $133,336 on sales of Class B(1) and Class C shares, respectively, and the Distributor collected contingent deferred sales charges aggregating $202,535, $424 and $6,810 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 5
MetLife announced that it has entered into an agreement to sell the Adviser as part of a larger transaction to sell MetLife's asset management business to BlackRock, Inc. ("BlackRock"). The acquisition by BlackRock of MetLife's asset management business is expected to occur in the first quarter of 2005. At the time of the closing, the advisory agreement between the fund and the Adviser and the distribution agreement between the fund and the Distributor will be terminated. BlackRock Advisors, Inc. and BlackRock Distributors, Inc., wholly owned subsidiaries of BlackRock, will serve as investment adviser and distributor, respectively.

A Special Meeting of Shareholders of the fund has been tentatively scheduled for December 2004. At this meeting, shareholders of the fund will be asked to consider and approve a plan of reorganization between the fund and the BlackRock Balanced Portfolio. If the proposed reorganization is approved by shareholders of the fund, the BlackRock Balanced Portfolio would acquire substantially all of the assets and liabilities of the fund. In exchange, shareholders of the fund would receive shares of the BlackRock Balanced Portfolio with an aggregate value equivalent to the aggregate net asset value of their fund shares at the time of the transaction. If the proposed reorganization is not approved by shareholders of the fund, the Board of Trustees will need to consider other alternatives relating to the management and operations of the fund, including without limitations, seeking an alternative investment adviser for the fund or seeking shareholder approval to liquidate the fund.*

* The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of any proxy.

                                State Street Research Asset Allocation Fund  21

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. These transactions break down by share class as follows:

                                               Six months ended
                                              September 30, 2004                    Year ended
                                                 (unaudited)                      March 31, 2004
                                        ---------------------------------------------------------------
Class A                                   Shares           Amount             Shares           Amount
-------------------------------------------------------------------------------------------------------
Shares sold                              5,872,142     $  61,202,918       9,195,420       $  89,241,391
Issued upon reinvestment of:
 Dividends from net investment income      261,214         2,737,273         462,905           4,546,908
 Distribution from capital gains           381,072         3,856,443              --                  --
Shares redeemed                         (3,241,214)      (33,622,384)     (7,153,346)        (67,864,926)
                                        ----------     -------------      ----------       -------------
Net increase                             3,273,214     $  34,174,250       2,504,979       $  25,923,373
                                        ==========     =============      ==========       =============

Class B(1)                                Shares        Amount            Shares           Amount
-------------------------------------------------------------------------------------------------------
Shares sold                              1,753,514      $ 18,162,574       4,525,455       $  43,919,902
Issued upon reinvestment of:
 Dividends from net investment income       52,784           550,366          84,483             817,086
 Distribution from capital gains           140,799         1,416,441             --                  --
Shares redeemed                           (932,887)       (9,620,506)     (1,463,343)        (14,138,963)
                                          --------      ------------      ----------       -------------
Net increase                             1,014,210      $ 10,508,875       3,146,595       $  30,598,025
                                          ========      ============      ==========       =============

Class B                                   Shares            Amount         Shares          Amount
-------------------------------------------------------------------------------------------------------
Shares sold                                127,271      $  1,559,475         519,032      $  5,085,516
Issued upon reinvestment of:
 Dividends from net investment income      207,569         1,940,502         202,616         1,974,376
 Distribution from capital gains            99,351         1,012,382              --                --
Shares redeemed                         (2,153,262)      (22,374,148)     (4,901,897)      (47,731,472)
                                        ----------      ------------        ----------    ------------
Net decrease                            (1,719,071)     $(17,861,789)     (4,180,249)     $(40,671,580)
                                        ==========      ============      ==========      ============

Class C                                   Shares           Amount           Shares          Amount
-------------------------------------------------------------------------------------------------------
Shares sold                              1,557,951      $ 16,188,229       1,980,006    $ 19,760,160
Issued upon reinvestment of:
 Dividends from net investment income       19,558           205,311          23,301         225,953
 Distribution from capital gains            45,876           463,806              --              --
Shares redeemed                           (356,867)       (3,698,125)       (392,657)     (3,818,212)
                                          --------      ------------       ---------    ------------
Net increase                             1,266,518       $13,159,221       1,610,650    $ 16,167,901
                                         =========      ============       =========    ============



Class S                                   Shares         Amount             Shares         Amount
-------------------------------------------------------------------------------------------------------
Shares sold                                200,488      $ 2,063,365         290,764      $ 2,764,953
Issued upon reinvestment of:
 Dividends from net investment income       18,459          193,605          38,395          376,594
 Distribution from capital gains            23,310          236,132              --               --
Shares redeemed                           (349,047)      (3,640,220)       (476,957)      (4,549,408)
                                          --------      -----------        --------      -----------
Net decrease                              (106,790)     $(1,147,118)       (147,798)     $(1,407,861)
                                          ========      ===========        ========      ===========


FINANCIAL

        Highlights

For a share outstanding throughout each period:

                                                                                  Class A
                                                              ------------------------------------------------
                                                                Six months ended       Years ended March 31
                                                               September 30, 2004 ----------------------------
                                                                 (unaudited)(a)       2004(a)      2003(a)(g)
                                                              ------------------- ------------ ---------------
Net asset value, beginning of period ($)                              10.72             8.18          10.19
                                                                      -----           ------         ------
 Net investment income ($)                                             0.06             0.14           0.17
 Net realized and unrealized gain (loss) on investments ($)           (0.17)            2.55         ( 1.93)
                                                                     ------           ------        -------
Total from investment operations ($)                                  (0.11)            2.69         ( 1.76)
                                                                     ------           ------        -------
 Dividends from net investment income ($)                             (0.08)          ( 0.15)        ( 0.21)
 Distributions from capital gains ($)                                 (0.12)             --          ( 0.04)
                                                                     ------          -------        -------
Total distributions ($)                                               (0.20)          ( 0.15)        ( 0.25)
                                                                     ------          -------        -------
Net asset value, end of period ($)                                    10.41            10.72           8.18
                                                                     ======          =======        =======
Total return (%)(b)                                                   (0.94)(c)        32.94         (17.37)
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                          380,823          357,100        252,069
Expense ratio (%)                                                     1.41 (d)          1.45          1.43
Expense ratio after expense reductions (%)                            1.41 (d)          1.45          1.42
Ratio of net investment income to average net assets (%)              1.10 (d)          1.43          1.92
Portfolio turnover rate (%)                                           90.99           215.62         180.68



                                                                                   Class A
                                                              -------------------------------------------------
                                                                            Years ended March 31
                                                              -------------------------------------------------
                                                                  2002(a)(f)(g)      2001(a)(g)      2000(a)(g)
                                                              ------------------ --------------- --------------
Net asset value, beginning of period ($)                              10.10             11.69          10.40
                                                                     ------            ------         ------
 Net investment income ($)                                             0.20              0.28           0.24
 Net realized and unrealized gain (loss) on investments ($)            0.60            ( 0.29)          1.48
                                                                     ------           -------         ------
Total from investment operations ($)                                   0.80            ( 0.01)          1.72
                                                                     ------           -------         ------
 Dividends from net investment income ($)                            ( 0.22)           ( 0.22)        ( 0.22)
 Distributions from capital gains ($)                                ( 0.49)           ( 1.36)        ( 0.21)
                                                                    -------           -------        -------
Total distributions ($)                                              ( 0.71)           ( 1.58)        ( 0.43)
                                                                    -------           -------        -------
Net asset value, end of period ($)                                    10.19             10.10          11.69
                                                                    =======           =======        =======
Total return (%)(b)                                                    8.15              0.29          16.88
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                          320,614           272,813        304,400
Expense ratio (%)                                                     1.41              1.46           1.30
Expense ratio after expense reductions (%)                            1.40              1.44           1.29
Ratio of net investment income to average net assets (%)              1.95              2.61           2.23
Portfolio turnover rate (%)                                         185.79            180.98         122.57

                                                                                 Class B(1)
                                                              ------------------------------------------------
                                                                Six months ended       Years ended March 31
                                                               September 30, 2004 ----------------------------
                                                                 (unaudited)(a)       2004(a)      2003(a)(g)
                                                              ------------------- ------------ ---------------
Net asset value, beginning of period ($)                              10.66             8.14          10.13
                                                                      -----           ------         ------
 Net investment income ($)                                             0.02             0.07           0.11
 Net realized and unrealized gain (loss) on investments ($)           (0.16)            2.53         ( 1.91)
                                                                     ------           ------        -------
Total from investment operations ($)                                  (0.14)            2.60         ( 1.80)
                                                                     ------           ------        -------
 Dividends from net investment income ($)                             (0.04)          ( 0.08)        ( 0.15)
 Distributions from capital gains ($)                                 (0.12)              --         ( 0.04)
                                                                     ------          -------        -------
Total distributions ($)                                               (0.16)          ( 0.08)        ( 0.19)
                                                                     ------          -------        -------
Net asset value, end of period ($)                                    10.36            10.66           8.14
                                                                     ======          =======        =======
Total return (%)(b)                                                   (1.28)(c)        32.03         (17.91)
Ratios/Supplemental Data:
--------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                          139,761           133,083         75,963
Expense ratio (%)                                                     2.11(d)           2.15           2.13
Expense ratio after expense reductions (%)                            2.11(d)           2.15           2.12
Ratio of net investment income to average net assets (%)              0.39(d)           0.72           1.22
Portfolio turnover rate (%)                                          90.99            215.62         180.68



                                                                                 Class B(1)
                                                              -------------------------------------------------
                                                                            Years ended March 31
                                                              -------------------------------------------------
                                                                  2002(a)(f)(g)      2001(a)(g)      2000(a)(g)
                                                              ------------------ --------------- --------------
Net asset value, beginning of period ($)                              10.05            11.63           10.36
                                                                     ------           ------          ------
 Net investment income ($)                                             0.12             0.19            0.17
 Net realized and unrealized gain (loss) on investments ($)            0.60           ( 0.27)           1.45
                                                                     ------          -------          ------
Total from investment operations ($)                                   0.72           ( 0.08)           1.62
                                                                     ------          -------          ------
 Dividends from net investment income ($)                            ( 0.15)          ( 0.14)         ( 0.14)
 Distributions from capital gains ($)                                ( 0.49)          ( 1.36)         ( 0.21)
                                                                    -------          -------         -------
Total distributions ($)                                              ( 0.64)          ( 1.50)         ( 0.35)
                                                                    -------          -------         -------
Net asset value, end of period ($)                                    10.13            10.05           11.63
                                                                    =======          =======         =======
Total return (%)(b)                                                    7.30          ( 0.35)           15.93
Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                           81,440           56,543          36,045
Expense ratio (%)                                                     2.11             2.19            2.05
Expense ratio after expense reductions (%)                            2.10             2.17            2.04
Ratio of net investment income to average net assets (%)              1.25             1.86            1.48
Portfolio turnover rate (%)                                         185.79           180.98          122.57

                                                                            Class B
                                                              -----------------------------------
                                                                                     Years ended
                                                                                      March 31
                                                                Six months ended  ----------------
                                                               September 30, 2004     2004(a)(e)
                                                               (unaudited)(a)(e)  ---------------
Net asset value, beginning of period ($)                           10.78               8.16
                                                                   -----             ------
 Net investment income ($)                                          0.10               0.24
 Net realized and unrealized gain (loss) on investments ($)        (0.15)              2.56
                                                                  ------             ------
Total from investment operations ($)                               (0.05)              2.80
                                                                  ------             ------
 Dividends from net investment income ($)                          (0.24)            ( 0.18)
 Distributions from capital gains ($)                              (0.12)                --
                                                                  ------            -------
Total distributions ($)                                            (0.36)            ( 0.18)
                                                                  ------            -------
Net asset value, end of period ($)                                 10.37              10.78
                                                                  ======            =======
Total return (%)(b)                                                (0.50)(c)          34.53
Ratios/Supplemental Data:
--------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                        83,088            104,939
Expense ratio (%)                                                  1.11(d)            1.15
Expense ratio after expense reductions (%)                         1.11(d)            1.15
Ratio of net investment income to average net assets (%)           2.04(d)            2.55
Portfolio turnover rate (%)                                       90.99             215.62



                                                                                           Class B
                                                              -----------------------------------------------------------------
                                                                                    Years ended March 31
                                                              -----------------------------------------------------------------
                                                                  2003(a)(g)      2002(a)(f)(g)      2001(a)(g)      2000(a)(g)
                                                              --------------- ------------------ --------------- --------------
Net asset value, beginning of period ($)                          10.17           10.07              11.65           10.36
                                                                 ------          ------             ------          ------
 Net investment income ($)                                         0.20            0.14               0.20            0.16
 Net realized and unrealized gain (loss) on investments ($)      ( 1.93)           0.60             ( 0.29)           1.47
                                                                -------          ------            -------          ------
Total from investment operations ($)                             ( 1.73)           0.74             ( 0.09)           1.63
                                                                -------          ------            -------          ------
 Dividends from net investment income ($)                        ( 0.24)         ( 0.15)            ( 0.13)         ( 0.13)
 Distributions from capital gains ($)                            ( 0.04)         ( 0.49)            ( 1.36)         ( 0.21)
                                                                -------         -------            -------         -------
Total distributions ($)                                          ( 0.28)         ( 0.64)            ( 1.49)         ( 0.34)
                                                                -------         -------            -------         -------
Net asset value, end of period ($)                                 8.16           10.17              10.07           11.65
                                                                =======         =======            =======         =======
Total return (%)(b)                                              (17.15)           7.56             ( 0.41)          15.98
Ratios/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                      113,566         232,871            288,061         338,838
Expense ratio (%)                                                 1.13            1.94               2.19            2.05
Expense ratio after expense reductions (%)                        1.12            1.93               2.17            2.04
Ratio of net investment income to average net assets (%)          2.20            1.38               1.89            1.48
Portfolio turnover rate (%)                                     180.68          185.79             180.98          122.57

                                  State Street Research Asset Allocation Fund 23

                                                                                  Class C
                                                              ------------------------------------------------
                                                                Six months ended       Years ended March 31
                                                               September 30, 2004 ----------------------------
                                                                 (unaudited)(a)       2004(a)      2003(a)(g)
                                                              ------------------- ------------ ---------------
Net asset value, beginning of period ($)                              10.72             8.18          10.19
                                                                      -----           ------         ------
 Net investment income ($)                                             0.02             0.07           0.11
 Net realized and unrealized gain (loss) on Investments ($)           (0.16)            2.55         ( 1.93)
                                                                     ------           ------        -------
Total from Investment operations ($)                                  (0.14)            2.62         ( 1.82)
                                                                     ------           ------        -------
 Dividends from net investment Income ($)                             (0.05)          ( 0.08)        ( 0.15)
 Distributions from capital gains ($)                                 (0.12)              --         ( 0.04)
                                                                     ------          -------        -------
Total distributions ($)                                               (0.17)          ( 0.08)        ( 0.19)
                                                                     ------          -------        -------
Net asset value, and of period ($)                                    10.41            10.72           8.18
                                                                     ======          =======        =======
Total return (%)(b)                                                   (1.35)(c)        32.14         (17.96)
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                           54,200           42,262         19,079
Expense ratio (%)                                                     2.11(d)          2.15           2.13
Expense ratio after expense deductions (%)                            2.11(d)          2.15           2.12
Ratio of net investment income to average net assets (%)              0.40(d)          0.72           1.21
Portfolio turnover rate (%)                                          90.99           215.62         180.68


                                                                                   Class C
                                                              -------------------------------------------------
                                                                            Years ended March 31
                                                              -------------------------------------------------
                                                                  2002(a)(f)(g)      2001(a)(g)      2000(a)(g)
                                                              ------------------ --------------- --------------
Net asset value, beginning of period ($)                              10.10            11.67           10.38
                                                                     ------           ------          ------
 Net investment income ($)                                             0.13             0.20            0.16
 Net realized and unrealized gain (loss) on Investments ($)            0.59           ( 0.28)           1.47
                                                                     ------          -------          ------
Total from Investment operations ($)                                   0.72           ( 0.08)           1.63
                                                                     ------          -------          ------
 Dividends from net investment Income ($)                            ( 0.14)          ( 0.13)         ( 0.13)
 Distributions from capital gains ($)                                ( 0.49)          ( 1.36)         ( 0.21)
                                                                    -------          -------         -------
Total distributions ($)                                              ( 0.63)          ( 1.49)         ( 0.34)
                                                                    -------          -------         -------
Net asset value, and of period ($)                                    10.19            10.10           11.67
                                                                    =======          =======         =======
Total return (%)(b)                                                    7.31           ( 0.35)          15.93
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                            13,226           12,687          17,093
Expense ratio (%)                                                      2.11             2.19            2.05
Expense ratio after expense deductions (%)                             2.10             2.17            2.04
Ratio of net investment income to average net assets (%)               1.26             1.89            1.47
Portfolio turnover rate (%)                                          185.79           180.98          122.57

                                                                                  Class S
                                                              ------------------------------------------------
                                                                Six months ended       Years ended March 31
                                                               September 30, 2004 ----------------------------
                                                                 (unaudited)(a)       2004(a)      2003(a)(g)
                                                              ------------------- ------------ ---------------
Net asset value, beginning of period ($)                              10.72             8.18          10.19
                                                                      -----           ------         ------
 Net investment income ($)                                             0.07             0.17           0.20
 Net realized and unrealized gain (loss) on Investments ($)           (0.15)            2.55         ( 1.93)
                                                                     ------           ------        -------
Total from investment operations ($)                                  (0.08)            2.72         ( 1.73)
                                                                     ------           ------        -------
 Dividends from net investment Income ($)                             (0.10)          ( 0.18)        ( 0.24)
 Distributions from capital gains ($)                                 (0.12)              --         ( 0.04)
                                                                     ------          -------        -------
Total distributions ($)                                               (0.22)          ( 0.18)        ( 0.28)
                                                                     ------          -------        -------
Net asset value, end of period ($)                                    10.42            10.72           8.18
                                                                     ======          =======        =======
Total return (%)(b)                                                   (0.80)(c)        33.46        (17.12)
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                            20,250           21,989         17,992
Expense ratio (%)                                                      1.11(d)          1.15           1.13
Expense ratio after expense reductions (%)                             1.11(d)          1.15           1.12
Ratio of net investment income to average net assets (%)               1.40(d)          1.74           2.21
Portfolio turnover rate (%)                                           90.99           215.62         180.68

                                                                                   Class S
                                                              -------------------------------------------------
                                                                            Years ended March 31
                                                              -------------------------------------------------
                                                                  2002(a)(f)(g)      2001(a)(g)      2000(a)(g)
                                                              ------------------ --------------- --------------
Net asset value, beginning of period ($)                              10.10            11.69      10.40
                                                                     ------           ------     -------
 Net investment income ($)                                             0.23             0.30       0.29
 Net realized and unrealized gain (loss) on Investments ($)            0.60           ( 0.29)      1.46
                                                                     ------          -------     -------
Total from investment operations ($)                                   0.83             0.01       1.75
                                                                     ------          -------     -------
 Dividends from net investment Income ($)                            ( 0.25)          ( 0.24)    ( 0.25)
 Distributions from capital gains ($)                                ( 0.49)          ( 1.36)    ( 0.21)
                                                                    -------          -------     -------
Total distributions ($)                                              ( 0.74)          ( 1.60)    ( 0.46)
                                                                    -------          -------     -------
Net asset value, end of period ($)                                    10.19            10.10      11.69
                                                                    =======          =======     =======
Total return (%)(b)                                                    8.47             0.56      17.17
Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)                           26,821           26,917       23,316
Expense ratio (%)                                                     1.11             1.19         1.05
Expense ratio after expense reductions (%)                            1.10             1.17         1.04
Ratio of net investment income to average net assets (%)              2.27             2.85         2.62
Portfolio turnover rate (%)                                         185.79           180.98       122.57

(a)  Per-share figures have been calculated using the average shares method.
(b)  Does not reflect any front-end or contingent deferred sales charges
(c)  Not annualized
(d)  Annualized
(e) During the periods ended March 31, 2004, and September 30, 2004, the Distributor reimbursed Class B shares of the fund the estimated excess of payments received over costs incurred under the 12B-1 plan. The effect of this reimbursement was to increase net investment income per share $0.07 and $0.03, respectively, increase the total return 0.80% and 0.34%, respectively, and increase the ratio of net investment income to average net assets 0.80% and 0.65%, respectively.
(f) Effective April 1, 2001, the fund has adopted the provisions on the AICPA Audit and Accounting Guide, Audit of Investment Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01, and decrease the ratio of net investment income in average and assets by 0.13%. The statement of changes and financial highlights for the period prior to April 1, 2001, have not been restated for this change in policy.
(g)  Audited by other auditors

TRUSTEES AND OFFICERS
                                              State Street Research Income Trust

Name,                          Position(s)            Term of Office
Address                        Held with              and Length of
and Age(a)                     Fund                   Time Served(b)
-------------------------------------------------------------------------------
Independent Trustees
Bruce R. Bond                  Trustee                     Since
(58)                                                       1999
Peter S. Drotch                Trustee                     Since
(62)                                                       2004
Steve A. Garban                Trustee                     Since
(67)                                                       1997
Susan M. Phillips              Trustee                     Since
(59)                                                       1999
Toby Rosenblatt                Trustee                     Since
(66)                                                       1993
Michael S.                     Trustee                     Since
Scott Morton (67)                                          1987
-------------------------------------------------------------------------------
Interested Trustees
Richard S. Davis(+)            Trustee                     Since
(59)                                                       2000
-------------------------------------------------------------------------------
Officers
Donald G. DeVeuve              Vice                        Since
(47)                           President                   2001
 C. Kim Goodwin                Vice                        Since
(45)                           President                   2002
John S. Lombardo               Vice                        Since
(49)                           President                   2001
 Mark A. Marinella             Vice                        Since
(46)                           President                   2003
Elizabeth M.                   Vice                        Since
Westvold (44)                  President                   2003
Douglas A. Romich              Treasurer                   Since
(47)                                                       2001

                                                                                                   Number of Funds
Name,                                                                                              in Fund Complex
Address                                    Principal Occupations                                    Overseen by
and Age(a)                                  During Past 5 Years                                   Trustee/Officer(c)
Independent Trustees
--------------------------------------------------------------------------------------------------------------------
Bruce R. Bond          Retired; formerly Chairman of the Board, Chief Executive Officer and              19
(58)                   President, PictureTel Corporation (video conferencing systems)
Peter S. Drotch        Retired; formerly Partner, PricewaterhouseCoopers LLP                             19
(62)
Steve A. Garban        Retired; formerly Senior Vice President for Finance and Operations and            53
(67)                   Treasurer, The Pennsylvania State University
Susan M. Phillips      Dean, School of Business and Public Management, George Washington                 19
(59)                   University; formerly a member of the Board of Governors of the Federal
                       Reserve System; and Chairman and Commissioner of the Commodity Futures
                       Trading Commission
Toby Rosenblatt        President, Founders Investments Ltd. (investments); President, Pacific Four       53
(66)                   Investments (investments); formerly President, The Glen Ellen Company
                       (private investment firm)
Michael S.             Jay W. Forrester Professor of Management (Emeritus), Sloan School of              53
Scott Morton (67)      Management, Massachusetts Institute of Technology
Interested Trustees
Richard S. Davis(+)    Chairman of the Board, President and Chief Executive Officer of State Street      19
(59)                   Research & Management Company; formerly Senior Vice President, Fixed
                       Income Investments, Metropolitan Life Insurance Company
Officers
Donald G. DeVeuve      Senior Vice President of State Street Research & Management Company;               6
(47)                   formerly Vice President, State Street Research & Management Company
C. Kim Goodwin         Managing Director and Chief Investment Officer - Equities of State Street         18
(45)                   Research & Management Company; formerly Chief Investment Officer -
                       U.S. Growth Equities, American Century
John S. Lombardo       Managing Director, Chief Financial Officer and Director of State Street           19
(49)                   Research & Management Company; formerly Executive Vice President, State
                       Street Research & Management Company; and Senior Vice President,
                       Product and Financial Management, MetLife Auto & Home
Mark A. Marinella      Managing Director and Chief Investment Officer - Fixed Income of State             9
(46)                   Street Research & Management Company; formerly Executive Vice President and Senior Vice President, State Street Research & Management Company;
                       and Chief Investment Officer and Head of Fixed Income, Columbia
                       Management Group
Elizabeth M.           Managing Director of State Street Research & Management Company;                   8
Westvold (44)          formerly Senior Vice President, State Street Research & Management
                       Company
Douglas A. Romich      Senior Vice President and Treasurer of State Street Research & Management         19
(47)                   Company; formerly Vice President and Assistant Treasurer, State Street
                       Research & Management Company

Name,                             Other
Address                    Directorships Held
and Age(a)                 by Trustee/Officer
-------------------------------------------------------------------------------
Independent Trustees
Bruce R. Bond             Avaya Inc.
(58)
Peter S. Drotch           First Marblehead Corp.
(62)
Steve A. Garban           Metropolitan Series Fund, Inc. and
(67)                      Metropolitan Series Fund II
Susan M. Phillips         The Kroger Co.
(59)
Toby Rosenblatt           A.P. Pharma, Inc.; Metropolitan Series
(66)                      Fund, Inc.; and Metropolitan Series
                          Fund II
Michael S.                Metropolitan Series Fund, Inc. and
Scott Morton (67)         Metropolitan Series Fund II
-------------------------------------------------------------------------------
 Interested Trustees
 Richard S. Davis(+)      None
(59)
-------------------------------------------------------------------------------
Officers
Donald G. DeVeuve         None
(47)
C. Kim Goodwin            Akamai Technologies, Inc.
(45)
John S. Lombardo          None
(49)
Mark A. Marinella         None
(46)
Elizabeth M.              None
Westvold (44)
Douglas A. Romich         None
(47)

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.
(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.
(c) Includes all series of 9 investment companies for which State Street Research & Management Company serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.
(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

                                State Street Research Asset Allocation Fund  25

[GRAPHIC]
STATE STREET RESEARCH
One Financial Center
Boston, MA 02111-2690




New accounts, mutual fund purchases,
exchanges and account information

Internet   www.ssrfunds.com

E-mail     info@ssrfunds.com

Phone 1-87-SSR-FUNDS (1-877-773-8637) toll-free, 7 days a week, 24 hours a day Hearing-impaired: 1-800-676-7876 Chinese- and Spanish-speaking:
           1-888-638-3193

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637

Mail       State Street Research Service Center
           P.O. Box 8408, Boston, MA 02266-8408

Did You Know?

State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

[GRAPHIC]
for Excellence in
Shareholder Communications

[GRAPHIC]
for Excellence in Service

Investors should carefully consider the fund's investment objective, risks, charges and expenses before investing. The fund's prospectus contains more complete information on these and other matters. A prospectus for any State Street Research fund is available through your financial professional, by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. Please read the prospectus carefully before investing.

OverView

For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts

For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing

For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

This report must be accompanied or preceded by a current prospectus. When used as sales material after December 31, 2004, this report must be accompanied by a current Quarterly Performance Update.

"State Street Research Proxy Voting Policies and Procedures"--which describes how we vote proxies relating to portfolio securites-- is available upon request, free of charge, by calling the State Street Research Service Center toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or by accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

Member NASD, SIPC

(c)2004 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA 02111-2690
www.ssrfunds.com
CONTROL NUMBER: (exp1105)SSR-LD                                     AA-3720-1104

[STATE STREET RESEARCH LOGO]



High Income Fund
September 30, 2004



                                               Semiannual Report to Shareholders

Table of Contents

 3    Performance Discussion
 4    About Your Fund Expenses
 5    Portfolio Holdings
 9    Financial Statements
14    Financial Highlights
16    Trustees and Officers

FROM THE CHAIRMAN
     State Street Research

The U.S. economy grew at a solid pace during the six-month period from April 1, 2004 to September 30, 2004. Gross Domestic Product (GDP), a common measure of economic growth, rose at a pace of more than 3.5% for the first half of 2004. Estimates for second half suggest that the pace of growth could have picked up somewhat, as the US economy remains on solid ground.

Consumer confidence wavered early in the period as the number of new jobs added to the economy fell below expectations. When the job picture brightened in April and May, consumer confidence tracked higher. More than 1.2 million jobs were added to the U.S. economy in the spring, and the quality of new jobs improved, as reported by the U.S. Labor Department. However, caution returned on disappointing jobs reports in July and August and consumer confidence pulled back.

Yet, consumers continued to fuel the economy, pumping dollars into the retail and housing markets. Sales of new and existing homes soared as homebuyers anticipated higher mortgage rates ahead. Corporate profits continued to rise, making it easier for companies to increase spending, especially on information technology, electronic equipment and new jobs.

As the period wore on, it became clear that the days of record-low short-term interest rates were coming to an end. In June, the Federal Reserve Board raised the federal funds rate from 1.0% to 1.25%. The Fed raised this key short-term rate to 1.5% in August and to 1.75% in September. These increases had little or no impact on the financial markets because they had been widely anticipated and because the Fed has signaled that it will take a measured approach to raising rates as the economic recovery matures.

Stocks Stumble as Bonds Edge Higher

After a relatively positive start to the calendar year, a host of worries stopped the major stock market indexes in their tracks. Investors grew more cautious about interest rates, rising energy prices, the threat of terrorist attacks and the outcome of the presidential election and stocks retreated. Value stocks held up considerably better than growth stocks. The energy sector was the stock market's strongest performer.

High-yield bonds continued to lead the bond market. Most other sectors of the bond market eked out modest positive returns as the yield on the benchmark 10-year U.S. Treasury bond moved lower in the final months of the period. Yields and bond prices move in opposite directions.

Looking Ahead

Any time the financial markets deliver negative returns, it is disheartening for investors. However, the seeds of a new market rally are often sown in periods of weakness and decline. With a diversified portfolio and a long-term perspective on the markets, it is easier to weather periods of volatility--and more likely that you may reap the potential benefits in better times. We urge you to talk to your investment professional about your investment plan. And we look forward to helping you achieve your long-term financial goals.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman

September 30, 2004

PERFORMANCE
   Discussion as of September 30, 2004

How State Street Research High Income Fund Performed

State Street Research High Income Fund (Class A shares, without sales charge) returned 3.53% for the six-month period ended September 30, 2004. That was higher than its peer group, the Lipper High Current Yield Funds Average, which was 3.43% for the period. However, the fund underperformed the CSFB Global High Yield II Index, which returned 4.29% over the same period.


Performance
------------------------------------------------------------
Fund average annual total return as of 9/30/04
(does not reflect sales charge)

                     1 Year        5 Years      10 Years
Class A              11.45%         0.08%        4.01%
--------------------------------------------------------
Class B(1)           10.83%        -0.61%        3.25%
--------------------------------------------------------
Class B (closed)     12.32%        -0.34%        3.41%
--------------------------------------------------------
Class C              10.77%        -0.66%        3.24%
--------------------------------------------------------
Class S              11.93%         0.37%        4.28%
--------------------------------------------------------

Fund average annual total return as of 9/30/04
(at maximum applicable sales charge)

                     1 Year       5 Years       10 Years
Class A               6.43%        -0.84%       3.53%
--------------------------------------------------------
Class B(1)            5.83%        -0.88%       3.25%
--------------------------------------------------------
Class B (closed)      7.32%        -0.61%       3.41%
--------------------------------------------------------
Class C               9.77%        -0.66%       3.24%
--------------------------------------------------------
Class S              11.93%         0.37%       4.28%
--------------------------------------------------------

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return without sales charge does not reflect the maximum applicable sales charges. If the applicable sales charges were deducted, performance results would be lower.

Average annual total return at maximum applicable sales charge reflects a maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or B share or 1% Class C share contingent deferred sales charge (CDSC) where applicable.

Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. If the returns for Class B(1) shares had reflected their current service/ distribution (Rule 12b-1) fees for the entire period, these returns would have been lower.

Class S shares, offered without sales charge, are available through certain employee benefit plans and special programs.

The Lipper High Current Yield Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

The CSFB Global High Yield II Index mirrors the public high-yield debt market, representing a total of 250 different sectors within this market. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in an index.


Reasons for the Fund's Performance

Early in the period, the high-yield sector underperformed Treasuries as mixed economic news and increased geopolitical risk pressured the sector. However, high-yield performance picked up in the second half of the period as the economy put a "soft patch" behind it. High-yield led the fixed income markets for the six-month reporting period.

The fund lost out on some performance because it had lower exposure to the lowest-quality CCC-rated issues than its benchmark. CCC-rated issues outperformed higher-rated, more stable issues during the period. However, this disappointment was somewhat offset by strong performance from B-rated securities, where the fund's exposure was higher than that of its benchmark.

An emphasis on securities in the chemical industry helped the fund's return because chemical bonds were strong performers. Our decision to underweight the utilities sector was also rewarded as the sector lagged during the period.

Looking Ahead

We continue to believe that the high-yield sector has the potential to generate competitive returns relative to other fixed income alternatives. However, after more than a year of strong price appreciation, the high-yield bond sector appears to be at or near full value. In this environment, we believe that security selection and risk avoidance will be key factors in performance.

A Word about Risk

The major risks of investing in high-yield, high-risk debt securities-- often referred to as "junk bonds"--include the tendency for prices to fall when the economy is sluggish or overall corporate earnings are weak. High-yield, high-risk debt securities reflect a greater possibility that adverse changes in an issuer's business or financial condition, or in general economic conditions, may impair the issuer's ability to pay principal and interest on the securities. The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities.


Quality Distribution (unaudited; as of 9/30/04)
--------------------------------------------------

                                        % of Fund
                                        Net Assets
BBB                                         1%
--------------------------------------------------
BB                                         23%
--------------------------------------------------
B                                          63%
--------------------------------------------------
CCC                                         9%
--------------------------------------------------
Unrated                                     2%
--------------------------------------------------
Cash                                        2%
--------------------------------------------------

Quality Ratings based on those provided by Standard % Poor's Corp. and/or equivalent ratings by Moody's Investors Services, Inc.

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


                                        State Street Research High Income Fund 3

Summary Portfolio Schedule
-------------------------------------------------------

Industries                         % of Fund Net Assets
Chemicals                                   8.1%
-------------------------------------------------------
Paper & Packaging                           7.8%
-------------------------------------------------------
Manufacturing                               7.3%
-------------------------------------------------------
Health Care                                 6.3%
-------------------------------------------------------
Industrial Machinery                        6.0%
-------------------------------------------------------
Consumer Products                           5.5%
-------------------------------------------------------
Transportation                              5.4%
-------------------------------------------------------
Casino                                      4.4%
-------------------------------------------------------
Mobile Communications                       4.3%
-------------------------------------------------------
Retail                                      4.1%
-------------------------------------------------------
Utility                                     4.0%
-------------------------------------------------------
Exploration & Production                    3.6%
-------------------------------------------------------
Energy                                      3.3%
-------------------------------------------------------
Oil & Gas                                   3.3%
-------------------------------------------------------
Telecommunications                          3.1%
-------------------------------------------------------
Homebuilders                                3.0%
-------------------------------------------------------
Media                                       2.9%
-------------------------------------------------------
Cable                                       2.8%
-------------------------------------------------------
Aerospace/Defense                           2.3%
-------------------------------------------------------
Diversified Media                           2.1%
-------------------------------------------------------
Services                                    1.8%
-------------------------------------------------------
Steel                                       1.7%
-------------------------------------------------------
Supermarkets/Drug                           1.0%
-------------------------------------------------------
Airlines                                    0.8%
-------------------------------------------------------
Food & Beverage                             0.6%
-------------------------------------------------------
Restaurants                                 0.6%
-------------------------------------------------------
Finance/Mortgage                            0.5%
-------------------------------------------------------
Financial                                   0.5%
-------------------------------------------------------
Hotels & Lodging                            0.5%
-------------------------------------------------------
Metals                                      0.5%
-------------------------------------------------------
Net Cash                                    1.9%
-------------------------------------------------------
Total                                     100.0%

Because of active management, there is no guarantee that the fund invests, or will continue to invest, in the industries referenced.


About Your Fund Expenses

As a fund shareholder, you incur two types of costs: (1) Transaction costs, which include sales charges, and (2) ongoing expenses, which include management fees, service/distribution fees (12b-l) and "other" expenses. The examples below illustrate the ongoing cost in dollars of investing in the fund and allow you to compare these costs with the expenses of other funds. The examples are based on a $1,000 investment at the beginning of the period and held for the entire period from March 31, 2004 to September 30, 2004.

Actual Fund Return is based on the fund's actual return and expenses. To estimate the ongoing expenses you paid during the entire period shown, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number shown for your fund under the column "Expenses Paid during the Period".

Hypothetical 5% Return is based on the fund's actual expense ratio and an assumed rate of 5% per year before expenses. Please note that the return used is not the fund's actual return; therefore, this information may not be used to estimate your actual ending balance and expenses paid during the period. To compare your fund's ongoing expenses with those of other funds, simply compare this 5% hypothetical example with the 5% hypothetical examples shown in the shareholder reports of other funds.

                         Beginning         Ending          Expenses
                          Account         Account            Paid         Annualized
Six months ended           Value           Value            during          Expense
9/30/04                   3/31/04         9/30/04           Period*          Ratio
------------------------------------------------------------------------------------
Actual Fund Return
------------------------------------------------------------------------------------
Class A                    $1,000        $1,028.32          $ 7.11           1.40%
------------------------------------------------------------------------------------
Class B(1)                 $1,000        $1,021.68          $10.62           2.10%
------------------------------------------------------------------------------------
Class B (closed)           $1,000        $1,037.48          $ 5.61           1.10%
------------------------------------------------------------------------------------
Class C                    $1,000        $1,018.52          $10.61           2.10%
------------------------------------------------------------------------------------
Class S                    $1,000        $1,031.81          $ 5.60           1.10%
------------------------------------------------------------------------------------
Hypothetical 5% Return
------------------------------------------------------------------------------------
Class A                    $1,000        $1,017.99          $ 7.07           1.40%
------------------------------------------------------------------------------------
Class B(1)                 $1,000        $1,014.49          $10.59           2.10%
------------------------------------------------------------------------------------
Class B (closed)           $1,000        $1,019.49          $ 5.56           1.10%
------------------------------------------------------------------------------------
Class C                    $1,000        $1,014.48          $10.59           2.10%
------------------------------------------------------------------------------------
Class S                    $1,000        $1,019.49          $ 5.57           1.10%

* Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period and then divided by the number of days in the year.


Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transactional expenses such as sales charges, which would result in higher total expenses. It should also be noted that, for certain funds, expenses have been subsidized or reduced through expense offset arrangements, which reduces costs for shareholders. Generally, the fund expects that the expense subsidy or expense offset arrangement will continue although there is no guarantee that it will. Please see the fund's prospectus for more information.

PORTFOLIO
      Holdings

September 30, 2004 (unaudited)



                                         Principal            Maturity
                                           Amount               Date                 Value
----------------------------------------------------------------------------------------------
Bonds 98.1%
Aerospace/Defense 2.3%
Availl Inc. Sr. Note, 7.625% .....       $2,350,000           7/01/2011           $  2,538,000
Hexcel Corp. Sr. Note, 9.875% ....        1,750,000          10/01/2008              1,960,000
Transdigm Inc. Sr. Note, 8.375% ..        2,400,000           7/15/2011              2,568,000
                                                                                  ------------
                                                                                     7,066,000
                                                                                  ------------
Airlines 0.8%
Continental Airlines Inc. Note,
  7.37% ..........................        1,195,928           6/15/2017                938,028
Continental Airlines Inc. Note,
  7.875% .........................        1,749,137           7/02/2018              1,647,249
                                                                                  ------------
                                                                                     2,585,277
                                                                                  ------------
Cable 2.8%
Charter Communications Note,
  8.00%+ .........................        3,200,000           4/30/2012              3,192,000
CSC Holdings Inc. Sr. Note,
  7.625% .........................        1,750,000           4/01/2011              1,844,063
Insight Midwest Communications
  Inc. Sr. Note, 9.75% ...........        1,750,000          10/01/2009              1,828,750
Videotron Ltee Inc. Sr. Note,
  6.875% .........................        1,750,000           1/15/2014              1,793,750
                                                                                  ------------
                                                                                     8,658,563
                                                                                  ------------
Casino 4.4%
Chumash Casino & Resort
  Enterprise Inc. Note, 9.00%.....        1,475,000           7/15/2010              1,637,250
River Rock Entertainment
  Authority Inc. Sr. Note,
  9.75% ..........................        4,375,000          11/01/2011              4,604,687
Station Casinos Inc. Sr. Sub.
  Note, 6.50% ....................        3,075,000           2/01/2014              3,128,813
Venetian Casino Resort LLC
  Note, 11.00% ...................        3,600,000           6/15/2010              4,167,000
                                                                                  ------------
                                                                                    13,537,750
                                                                                  ------------
Chemicals 8.1%
BCP Caylux Holdings
  Luxembourg Note, 9.625%+........        3,000,000           6/15/2014              3,240,000
Equistar Chemical Co. Note,
  10.125% ........................        1,500,000           9/01/2008              1,691,250
Huntsman Advanced Materials
  LLC Sr. Note, 11.00%+ ..........        1,175,000           7/15/2010              1,363,000
Huntsman ICI Chemicals LLC
  Sr. Sub Note, 10.125%^ .........        2,475,000           7/01/2009              2,598,750
ISP Chemco Inc. Sr. Sub. Note,
  10.25% .........................        4,000,000           7/01/2011              4,460,000
Lyondell Chemicals Co.
  Sr. Note, 10.50%^ ..............        2,850,000           6/01/2013              3,291,750
Nalco Co. Sr. Note, 7.75% ........        1,400,000          11/15/2011              1,484,000
Nalco Co. Sr. Sub Note,
  8.875%^ ........................        2,150,000          11/15/2013              2,311,250

                                         Principal            Maturity
                                           Amount               Date                 Value
----------------------------------------------------------------------------------------------
Chemicals (Continued)
UAP Holding Corp. Sr. Note,
  0.00% to 1/14/2008,
  10.75% from 1/15/2008 to
  maturity*+ .....................       $3,000,000           7/15/2012           $  2,295,000
United Agricultural Products
  Inc. Sr. Note, 8.25%+ ..........        2,050,000          12/15/2011              2,214,000
                                                                                  ------------
                                                                                    24,949,000
                                                                                  ------------
Consumer Products 5.5%
American Achievement Corp.
  Sr. Sub. Note, 8.25%+ ..........        1,700,000           4/01/2012              1,785,000
INVISTA, Inc. Note, 9.25%+ .......        4,750,000           5/01/2012              5,070,625
Perry Ellis International Inc.
  Note, 8.875% ...................        1,750,000           9/15/2013              1,855,000
Rayovac Corp. Sr. Sub. Note,
  8.50% ..........................        2,300,000          10/01/2013              2,495,500
Russell Corp. Sr. Note, 9.25%.....        1,500,000           5/01/2010              1,627,500
Sealy Mattress Co. Sr. Sub.
  Note, 8.25% ....................        2,550,000           6/15/2014              2,569,125
Warnaco Inc. Sr. Note,
  8.875% .........................        1,500,000           6/15/2013              1,668,750
                                                                                  ------------
                                                                                    17,071,500
                                                                                  ------------
Diversified Media 2.1%
Cinemark Inc. Sr. Note, 0.00%
  to 3/14/09, 9.75% from
  3/15/09 to maturity ............        2,725,000           3/15/2014              1,873,438
Dex Media West LLC, 9.875%........        2,198,000           8/15/2013              2,582,650
Warner Music Group,
  7.375%+ ........................        1,850,000           4/15/2014              1,914,750
                                                                                  ------------
                                                                                     6,370,838
                                                                                  ------------
Energy 3.3%
Foundation Coal Co. Note,
  7.25%+ .........................        1,850,000           8/01/2014              1,965,625
Hanover Compressor Co. Sr.
  Note, 8.625% ...................          675,000          12/15/2010                732,375
Hanover Equipment Trust Note,
  0.00% ..........................        2,425,000           3/31/2007              2,049,125
Peabody Energy Corp.,
  6.875% .........................        3,000,000           3/15/2013              3,240,000
Southern Star Cent Corp. Sr.
  Note, 8.50% ....................        1,050,000           8/01/2010              1,144,500
Suburban Propane Partners LP
  Sr. Note, 6.875% ...............        1,175,000          12/15/2013              1,210,250
                                                                                  ------------
                                                                                    10,341,875
                                                                                  ------------
Exploration & Production 3.6%
Chesapeake Energy Corp. Sr.
  Note, 6.875% ...................        3,736,000           1/15/2016              3,904,120
El Paso Production Holding Co.
  Sr. Note, 7.75% ................        1,675,000           6/01/2013              1,679,187
Energy Partners Ltd. Sr. Note,
  8.75% ..........................        1,650,000           8/01/2010              1,790,250
Exco Resources Inc. Note,
  7.25% ..........................        3,500,000           1/15/2011              3,710,000
                                                                                  ------------
                                                                                    11,083,557
                                                                                  ------------
Finance/Mortgage 0.5%
Dow Jones Trust, 10.50%^+ ........        1,500,000          12/29/2009              1,453,125
                                                                                  ------------
Financial 0.5%
Dollar Financial Group Inc. Sr.
  Note, 9.75% ....................        1,405,000          11/15/2011              1,489,300
                                                                                  ------------

The notes are an integral part of the financial statements.
                                        State Street Research High Income Fund 5

                                         Principal            Maturity
                                           Amount               Date                 Value
----------------------------------------------------------------------------------------------
Food & Beverage 0.6%
Del Monte Foods Co. Sr. Sub.
  Note, 9.25% ...................       $1,750,000           5/15/2011           $  1,925,000
                                                                                 ------------
Health Care 6.3%
Concentra Operating Corp. Sr.
  Sub. Note, 9.125%+ ............          500,000           6/01/2012                547,500
Concentra Operating Corp. Sr.
  Sub. Note, 9.50% ..............        2,350,000           8/15/2010              2,596,750
IASIS Healthcare LLC, 8.75%+.....        2,575,000           6/15/2014              2,697,312
Kinetic Concepts Inc. Note,
  7.375% ........................        1,268,000           5/15/2013              1,331,400
MedQuest Inc. Note, 11.875%......        2,250,000           8/15/2012              2,565,000
Senior Housing Properties Trust
  Note, 8.625% ..................        1,825,000           1/15/2012              2,030,313
Tenet Healthcare Corp. Sr. Sub.
  Note, 9.875%^+ ................        1,800,000           7/01/2014              1,881,000
Tenet Healthcare Corp. Note,
  6.375%^ .......................        3,250,000          12/01/2011              2,916,875
Triad Hospitals Inc. Note,
  7.00%^ ........................        3,000,000          11/15/2013              3,052,500
                                                                                 ------------
                                                                                   19,618,650
                                                                                 ------------
Homebuilders 3.0%
Associated Materials Inc. Note,
  0.00% to 2/28/09, 11.25%
  from 3/1/09 to maturity+ ......        2,975,000           3/01/2014              2,164,312
Associated Materials Inc. Sr.
  Sub. Note, 9.75% ..............          475,000           4/15/2012                545,063
Meritage Corp. Note, 7.00% ......        1,300,000           5/01/2014              1,332,500
PolyGem Industries Inc. Sr. Sub.
  Note, 9.00%+ ..................        1,750,000           2/15/2012              1,745,625
Technical Olympic USA Inc.
  Note, 7.50% ...................        2,025,000           3/15/2011              2,060,438
U.S. Concrete Inc. Sr. Sub.
  Note, 8.375% ..................        1,500,000           4/01/2014              1,567,500
                                                                                 ------------
                                                                                    9,415,438
                                                                                 ------------
Hotels & Lodging 0.5%
Host Marriott Note LP Sr.,
  7.125% ........................        1,500,000          11/01/2013              1,575,000
                                                                                 ------------
Industrial Machinery 6.0%
Ainsworth Lumber Co. Ltd.,
  5.67%+ ........................        3,000,000          10/30/2004              3,030,000
Alderwoods Group Inc. Sr.
  Note, 7.75%+ ..................          875,000           9/15/2012                925,313
Allied Waste North America
  Inc. Note, 6.375% .............        1,325,000           4/15/2011              1,288,562
American Tower Corp. Note,
  7.50%^ ........................        5,025,000           5/01/2012              5,125,500
Blount Inc. Sr. Sub. Note,
  8.875% ........................        2,000,000           8/01/2012              2,125,000
Citizens Communications Co.
  Note, 9.25% ...................        3,000,000           5/15/2011              3,300,000
Crystal U.S. Holdings Note,
  0.00% to 9/30/2009,
  10.50% from 10/01/2009
  to maturity+ ..................        4,425,000          10/01/2014              2,643,937
                                                                                 ------------
                                                                                   18,438,312
                                                                                 ------------
Manufacturing 7.3%
EaglePicher Inc. Sr. Note,
  9.75% .........................        1,750,000           9/01/2013              1,785,000

                                         Principal            Maturity
                                           Amount               Date                 Value
----------------------------------------------------------------------------------------------
Manufacturing (Continued)
Norcraft Holdings LP, 0.00% to
  8/31/2003, 9.75% from
  9/01/2003 to maturity+ ........        $2,025,000           9/01/2008           $  1,468,125
Norcross Safety Products LLC
  Sr. Sub. Note, 9.875% .........         1,750,000           8/15/2011              1,898,750
Rhodia, SA Sr. Note 10.25%^......         3,000,000           6/01/2010              3,105,000
Terex Corp. Sr. Sub. Note, 9.25%          3,875,000           7/15/2011              4,340,000
TriMas Corp. Sr. Sub. Note,
  9.875% ........................         5,025,000           6/15/2012              5,213,437
Trinity Industries Inc. Sr. Note,
  6.50% .........................         3,100,000           3/15/2014              3,053,500
United Components Inc. Sr.
  Sub. Note, 9.375% .............         1,750,000           6/15/2013              1,885,625
                                                                                  ------------
                                                                                    22,749,437
                                                                                  ------------
Media 2.9%
Allbritton Communications Co.
  Note, 7.75% ...................         2,225,000          12/15/2012              2,302,875
Sinclair Broadcast Group Inc.
  Note, 8.00% ...................         2,075,000           3/15/2012              2,152,813
Superior Essex Communications
  Corp. Note, 9.00%+ ............         4,500,000           4/15/2012              4,500,000
                                                                                  ------------
                                                                                     8,955,688
                                                                                  ------------
Metals 0.5%
Alpha Natural Resources LLC
  Note, 10.00%+ .................         1,500,000           6/01/2012              1,653,750
                                                                                  ------------
Mobile Communications 4.3%
Crown Castle International
  Corp. Sr. Note, 7.50% .........         5,250,000          12/01/2013              5,499,375
Nextel Communications Inc. Sr.
  Note, 7.375%^ .................         3,075,000           8/01/2015              3,305,625
Rogers Wireless Inc. Sr. Note,
  6.375% ........................         2,900,000           3/01/2014              2,668,000
Rogers Wireless Inc. Sr. Note,
  9.625% ........................         1,750,000           5/01/2011              1,951,250
                                                                                  ------------
                                                                                    13,424,250
                                                                                  ------------
Oil & Gas 3.3%
Encore Acquisition Co. Note,
  6.25% .........................         1,000,000           4/15/2014              1,000,000
Gulfmark Offshore Inc. Sr.
  Note, 7.75%+ ..................         3,200,000           7/15/2014              3,240,000
Newfield Exploration Co. Sr.
  Sub. Note, 6.625%+ ............         2,950,000           9/01/2014              3,075,375
Parker Drilling Co. Note, 6.54%+          3,000,000          12/01/2004              3,007,500
                                                                                  ------------
                                                                                    10,322,875
                                                                                  ------------
Paper & Packaging 7.8%
BWAY Corp. Sr. Sub. Note,
  10.00% ........................         1,075,000          10/15/2010              1,177,125
Charter Communications
  Holdings Sr. Note, 10.25%......         1,750,000           9/15/2010              1,787,188
Cenveo Inc. Sr. Sub. Note,
  7.875% ........................         3,500,000          12/01/2013              3,412,500
Dex Media Inc. Note, 9.875%......         1,450,000          11/15/2013              1,062,125
Gaylord Entertainment Co.
  Note, 8.00% ...................         2,775,000          11/15/2003              2,920,687
Graham Packaging Co. Sub.
  Note, 8.50%+ ..................           875,000          10/15/2002                875,000
Graham Packaging Co. Sr.
  Note, 9.875%+ .................         1,975,000          10/15/2014              1,994,248
Greif Brothers Corp. Note,
  8.875% ........................         1,600,000           8/01/2012              1,784,000

6 The notes are an integral part of the financial statements.

                                         Principal            Maturity
                                           Amount               Date                 Value
----------------------------------------------------------------------------------------------
Paper & Packaging (Continued)
Intertape Polymer U.S. Inc. Sr.
  Sub. Note, 8.50%+ .............        $1,875,000           8/01/2014           $  1,893,750
Newark Group Inc. Sr. Sub.
  Note, 9.75%+ ..................         1,700,000           3/15/2014              1,751,000
Owens Brockway Glass Inc. Sr.
  Note, 8.25% ...................         2,025,000           5/15/2013              2,156,625
Owens Brockway Glass Inc.
  Note, 8.875% ..................         2,100,000           2/15/2009              2,283,750
Solo Cup Co. Note, 8.50%^ .......         1,125,000           2/15/2014              1,108,125
                                                                                  ------------
                                                                                    24,206,123
                                                                                  ------------
Restaurants 0.6%
O'Charley's Inc. Sr. Note, 9.00%          1,750,000          11/01/2013              1,837,500
                                                                                  ------------
Retail 4.1%
Jean Coutu Group PJC Inc.,
  7.625%+ .......................           425,000           8/01/2012                432,437
Jean Coutu Group PJC Inc.,
  8.50%+ ........................         3,000,000           8/01/2014              2,977,500
Phillips Van Heusen Corp., Sr.
  Note, 7.25% ...................         1,725,000           2/15/2011              1,794,000
Riddell Bell Holdings Inc. Sr.
  Sub. Note, 8.375%+ ............         1,500,000          10/01/2012              1,524,375
Saks Inc. Note, 7.00%^ ..........         2,849,000          12/01/2013              2,905,980
Tempur Pedic Inc. Sr. Note,
  10.25% ........................         1,365,000           8/15/2010              1,552,688
United Auto Group Inc. Note,
  9.625% ........................         1,425,000           3/15/2012              1,571,062
                                                                                  ------------
                                                                                    12,758,042
                                                                                  ------------
Services 1.8%
Interline Brands Inc. Note,
  11.50% ........................         1,400,000           5/15/2011              1,554,000
United Rentals North America
  Inc. Sr. Sub. Note, 7.75% .....         2,550,000          11/15/2013              2,390,625
Xerox Corp. Sr. Note, 6.875%.....         1,550,000           8/15/2011              1,619,750
                                                                                  ------------
                                                                                     5,564,375
                                                                                  ------------
Steel 1.7%
Earle M. Jorgensen Co. Note,
  9.75% .........................         2,200,000           6/01/2012              2,442,000
IPSCO Inc. Sr. Note, 8.75%^ .....         2,350,000           6/01/2013              2,679,000
                                                                                  ------------
                                                                                     5,121,000
                                                                                  ------------
Supermarkets/Drug 1.0%
Stater Brothers Holdings Inc. Sr.
  Note, 5.38%+ ..................         3,000,000          12/15/2004              3,045,000
                                                                                  ------------
Telecommunications 3.1%
Eircom Funding Corp. Sr. Sub.
  Note, 8.25%^ ..................         2,650,000           8/15/2013              2,901,750
Qwest Communications
  International Inc. Note,
  5.21%+ ........................         3,000,000          11/15/2004              2,857,500
Qwest Corp., 7.875%+ ............         1,275,000           9/01/2011              1,322,813
Western Wireless Corp. Sr.
  Note, 9.25% ...................         2,375,000           7/15/2013              2,422,500
                                                                                  ------------
                                                                                     9,504,563
                                                                                 ------------
Transportation 5.4%
ArvinMeritor Inc. Note, 8.75%....           825,000           3/01/2012                913,688
CSK Auto Inc. Note, 7.00% .......         1,750,000           1/15/2014              1,693,125
Delco Remy International Inc.,
  9.375%^ .......................         1,550,000           4/15/2012              1,519,000
OMI Corp. Note, 7.625% ..........         5,100,000          12/01/2013              5,233,875
Stena Corp. AB Note, 9.625%......         1,050,000          12/01/2012              1,172,062
Stena Corp. Note, 7.50% .........           175,000          11/01/2013                175,219

                                         Principal            Maturity
                                           Amount               Date                 Value
----------------------------------------------------------------------------------------------
Transportation (Continued)
Tenneco Automotive Inc. Sr.
  Note, 10.25% ..................        $1,900,000           7/15/2013           $  2,166,000
TRW Automotive Inc. Sr. Note,
  9.375% ........................         3,512,000           2/15/2013              4,012,460
                                                                                  ------------
                                                                                    16,885,429
                                                                                  ------------
Utility 4.0%
AES Corp. Note, 9.00% ...........         2,436,417           1/02/2017              2,740,969
AES Corp. Note, 8.75%+ ..........         1,200,000           5/15/2013              1,353,000
Calpine Generating Co. LLC
  Note, 7.35%+ ..................         3,000,000           4/01/2010              2,850,000
NRG Energy Inc. Sr. Note,
  8.00%+ ........................         3,125,000          12/15/2013              3,347,656
Reliant Resources Inc. Sr. Note,
  9.25%^ ........................         1,900,000           7/15/2010              2,040,125
                                                                                  ------------
                                                                                    12,331,750
                                                                                  ------------
Total Bonds (Cost $290,353,026)..                                                  303,938,967
                                                                                  ------------

                                                               Shares
----------------------------------------------------------------------------------------------
Common Stocks & Other 0.0%
Freedom Pay Inc. Com. (acquired
  3/29/00, cost $50,875)*++@.............................     3,459,874                 34,599
Phase Metrics Inc. Cl. A Com. (acquired
  1/23/98 through 6/9/98, cost
  $11,424,092)*++@.......................................       842,908                118,007
Reunion Industries Inc. Com* ............................         8,341                  2,502
                                                                                  ------------
Total Common Stocks & Other (Cost $11,320,055)...........                              155,108
                                                                                  ------------
Short-Term Investments 11.2%
State Street Navigator Securities
  Lending Prime Portfolio ...............................    34,638,408             34,638,408
                                                                                  ------------
Total Short-Term Investments (Cost $34,638,408) .........                           34,638,408
                                                                                  ------------

                                          Principal           Maturity
                                            Amount              Date
----------------------------------------------------------------------------------------------
Commercial Paper 0.7%
UBS Finance Delaware LLC,
  1.88% ................................ $2,184,000           10/1/2004              2,184,000
                                                                                  ------------
Total Commercial Paper (Cost $2,184,000).................................            2,184,000
                                                                                  ------------
Total Investments (Cost $338,495,489) - 110.0%...........................          340,916,483
Cash - (10.0%) ..........................................................          (31,013,619)
                                                                                  ------------
Net Assets - 100.0% .....................................................         $309,902,864
                                                                                  ============

KEY TO SYMBOLS

*  Non-income-producing securities.
@ Security valued under consistently applied procedures established by the Trustees.
++ Security restricted as to public resale. At September 30, 2004, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at September 30, 2004 were $11,474,967 and $152,606 (0.05% of net assets), respectively.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at September 30, 2004, were $81,760,877 and $83,297,153 (26.9% of net assets), respectively.
^ All or a portion of this security is being held on loan. As of September 30, 2004, the value of securities loaned and the value of the collateral were $33,960,405 and $34,638,408, respectively.


The notes are an integral part of the financial statements.
                                        State Street Research High Income Fund 7

Federal Income Tax Information

At September 30, 2004, the net unrealized appreciation of investments based on cost for federal income tax purposes of $338,602,964 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                 $ 14,978,326

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                                (12,664,807)
                                                         ------------
                                                         $  2,313,519
                                                         ============

Futures contracts open at September 30, 2004 are as follows:

               Number of       Notional                   Expiration     Unrealized
Type           Contracts        Amount       Currency       Month       Depreciation
------------------------------------------------------------------------------------
10-Year
US Treasury
Notes Short      (218)      $(24,552,250)       USD    December 2004     $(253,390)
                                                                         ---------
                                                                         $(253,390)
                                                                         =========

8 The notes are an integral part of the financial statements.

FINANCIAL
     Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2004 (unaudited)

Assets
Investments, at value (Cost $338,495,489) (Note 1) ...........   $340,916,483
Interest receivable ..........................................      6,164,295
Receivable for securities sold ...............................      5,580,616
Receivable for fund shares sold ..............................         94,017
Receivable for variation margins .............................         34,063
Other assets .................................................         34,818
                                                                 ------------
                                                                  352,824,292
                                                                 ------------
Liabilities
Payable for collateral received on securities loaned .........     34,638,408
Payable for securities purchased .............................      6,396,516
Accrued transfer agent and shareholder services ..............        442,298
Payable for fund shares redeemed .............................        383,436
Payable to custodian .........................................        228,163
Accrued management fee .......................................        152,455
Accrued trustees' fees .......................................         21,972
Other accrued expenses .......................................        658,180
                                                                 ------------
                                                                   42,921,428
                                                                 ------------
Net Assets ...................................................   $309,902,864
                                                                 ============
Net Assets consist of:
  Undistributed net investment income ........................   $  3,309,815
  Unrealized appreciation of investments .....................      2,420,994
  Unrealized depreciation of futures contracts ...............       (253,390)
  Accumulated net loss .......................................   (460,490,185)
  Paid-in capital ............................................    764,915,630
                                                                 ------------
                                                                 $309,902,864
                                                                 ============

                    Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class       Net Assets      [divided by]     Number of Shares     =      NAV
  A        $216,559,555                       61,867,624                $3.50*
  B(1)     $ 38,243,040                       11,063,893                $3.46**
  B        $ 38,717,621                       11,058,314                $3.50**
  C        $ 10,901,694                       3,137,364                 $3.47**
  S        $  5,480,954                       1,584,385                 $3.46

*  Maximum offering price per share = $3.66 ($3.50 [divided by] 0.955)
** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.


Statement of Operations
--------------------------------------------------------------------------------
For the six months ended September 30, 2004 (unaudited)

Investment Income
Interest (net of foreign taxes of $837) (Note 1) ...............   $12,578,847
Securities lending income (Note 1) .............................        36,010
Dividend income (Note 1) .......................................         9,943
                                                                   -----------
                                                                    12,624,800
                                                                   -----------
Expenses
Management fee (Note 2) ........................................       950,244
Transfer agent and shareholder services (Note 2) ...............       499,702
Distribution and service fees -- Class A (Note 4) ..............       330,428
Distribution and service fees -- Class B(1) (Note 4) ...........       192,773
Distribution and service fees -- Class C (Note 4) ..............        54,889
Custodian fee ..................................................        85,095
Administration fee (Note 2) ....................................        46,299
Reports to shareholders ........................................        40,077
Audit fee ......................................................        17,202
Trustees' fees (Note 2) ........................................        15,165
Legal fees .....................................................        36,600
Miscellaneous ..................................................        47,421
                                                                   -----------
                                                                     2,315,895
                                                                   -----------
                                                                    10,308,905
                                                                   -----------
Reimbursement of distribution fees (Note 4) ....................       271,424
                                                                   -----------
Net investment income ..........................................    10,580,329
                                                                   -----------
Realized and Unrealized Gain (Loss) on
Investments
Net realized gain on investments (Note 1 and Note 3) ...........     1,719,516
Net realized loss on futures contracts (Note 1) ................      (399,473)
                                                                   -----------
Total net realized gain ........................................     1,320,043
                                                                   -----------
Change in unrealized depreciation of investments ...............    (1,260,252)
Change in unrealized depreciation of futures contracts .........      (253,390)
                                                                   -----------
Total change in unrealized depreciation ........................    (1,513,642)
                                                                   -----------
Net loss on investments ........................................      (193,599)
                                                                   -----------
Net increase in net assets resulting from operations ...........   $10,386,730
                                                                   ===========


The notes are an integral part of the financial statements.
                                        State Street Research High Income Fund 9

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                           Six months ended
                                          September 30, 2004       Year ended
                                              (unaudited)        March 31, 2004
                                         --------------------   ---------------
Increase (Decrease) In Net Assets
Operations:
Net investment income ................       $ 10,580,329         $ 24,629,217
Net increase from payment by
  affiliate ..........................                 --                9,052
Net realized gain on investments
  and futures contracts ..............          1,320,043            7,641,051
Change in unrealized
  appreciation (depreciation)
  of investments .....................         (1,513,642)          21,979,994
                                             ------------         ------------
Net increase in net assets
  resulting from operations ..........         10,386,730           54,259,314
                                             ------------         ------------
Dividends from net investment
  income:
  Class A ............................         (7,646,598)         (17,101,624)
  Class B(1) .........................         (1,224,636)          (2,637,145)
  Class B ............................         (1,516,398)          (3,772,753)
  Class C ............................           (346,076)            (804,787)
  Class S ............................           (196,554)            (651,507)
                                             ------------         ------------
                                              (10,930,262)         (24,967,816)
                                             ------------         ------------
Net decrease from fund share
  transactions (Note 6) ..............        (27,965,129)         (54,115,623)
                                             ------------         ------------
Total decrease in net assets .........        (28,508,661)         (24,824,125)
Net Assets
Beginning of period ..................        338,411,525          363,235,650
                                             ------------         ------------
End of period (including
  undistributed net investment
  income of $3,309,815 and
  $874,484) ..........................       $309,902,864         $338,411,525
                                             ============         ============


Notes to Unaudited Financial Statements
--------------------------------------------------------------------------------
September 30, 2004


Note 1

State Street Research High Income Fund is a series of State Street Research Income Trust (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Trust consists presently of two separate funds: State Street Research High Income Fund and State Street Research Asset Allocation Fund.

The investment objective of the fund is to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities. Under normal circumstances, the fund invests at least 80% of its net assets in lower-quality securities, primarily "junk bonds". At the time of purchase, these securities are rated within or below the BB or Ba major rating categories (Standard & Poor's/Moody's), or are unrated but considered equivalent by the investment manager. The fund may not invest more than 20% of its total assets in securities rated in the CCC/Caa or lower rating categories or equivalent at the time of purchase. Fixed income securities include bonds and other debt-like instruments such as asset- or mortgage-backed securities, and preferred stocks.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees equal to 1.00% of average daily net assets and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds . Currently, the annual service and distribution fees paid by Class B shares have been voluntarily reduced to 0.00%. Class B shares automatically convert into Class A shares at the end of eight years. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of purchase. Class C shares also pay annual service and distribution fees equal to 1.00% of average daily net assets. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. Income, expenses (other than service and distribution fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.


A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. In the event that the market quotations for a portfolio instrument are not deemed to be readily available, the Investment Adviser's Valuation Committee determines the fair


10 The notes are an integral part of the financial statements.

value for such portfolio instrument. The fair value of any such portfolio instruments are determined based upon a consideration of all available facts and information. The fair valuation of a restricted portfolio instrument reflects the inherent worth of the portfolio instrument, without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature. The Investment Adviser and the Custodian also monitor domestic and foreign markets and news information for any developing events that may have an impact on the valuation of portfolio instruments. Such monitoring includes general market news and financial market information sources currently utilized in making investment decisions, trading and investment personnel located abroad, foreign regional brokers, and/or foreign custodians. The value assigned to these securities is based upon available information at the time, and does not necessarily represent the amount which might ultimately be realized upon sale.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restriction to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At September 30, 2004, the payable to the custodian bank of $228,163 represents the amount due for cash advance for the settlement of a security purchased.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends

Dividends from net investment income are declared daily and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The difference is primarily caused by differing treatment of accrued interest on defaulted bonds and premium amortization on fixed income securities.

E. Federal Income Taxes

No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At March 31, 2004, the fund had a net capital loss carryforward of $455,595,025 available, to the extent provided in regulations, to offset future capital gains, if any, of which $3,347,001, $43,790,700, $69,423,365, $274,585,781 and
$64,448,178 expire on March 31, 2007, 2008, 2009, 2010 and 2011, respectively. A portion of the losses expiring in 2007, 2008, 2009 and 2010, $3,347,001, $5,252,309, $11,304,243 and $949,368, respectively, were acquired in connection with the merger of State Street Research Strategic Income Fund. Future utilization of these losses may be limited under current tax laws.

F. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At September 30, 2004, the value of the securities loaned and the value of collateral were $33,960,405 and $34,638,408, respectively. During the six months ended September 30, 2004, income from securities lending amounted to $36,010 .

H. Futures

The fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long future contracts. The fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the fund deposits with the selling broker sufficient cash or U.S. government securities to meet the minimum "initial margin" requirements. Thereafter, the fund receives from or pays to the broker cash or U.S. government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it has opened and the value at the time it was closed.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise in changes from the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Note 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the first $500 million of net assets annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the six months ended September 30, 2004, the fees pursuant to such agreement amounted to $950,244.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the six months ended September 30, 2004, the amount of such expenses allocated to the fund was $135,981.

The fees of the Trustees not currently affiliated with the Adviser amounted to $15,165 during the six months ended September 30, 2004.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among State Street Research funds. During the six months ended September 30, 2004, the amount of such expenses was $46,299.

Note 3

For the six months ended September 30, 2004, purchases and sales of securities, exclusive of short-term obligations and U.S. government obligations, aggregated $197,785,095 and $226,326,596, respectively.

Note 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1) and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1) and Class C shares. Currently, the annual service and distribution fees paid by Class B shares have been voluntarily reduced to 0.00%. The fund expects this waiver to continue, although there is no guarantee that it will. The Distributor uses such payments for personal services


                                       State Street Research High Income Fund 11
and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the six months ended September 30, 2004, fees pursuant to such plans amounted to $330,428, $192,773 and $54,889 for Class A, Class B(1) and Class C shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. During the six months ended September 30, 2004, the Distributor reimbursed a total of $271,424 to Class B shares of the fund reflecting the estimated excess of payments received over costs incurred under the plan. This amount is shown as "Reimbursement of distribution fees" in the Statement of Operations. As of September 30, 2004, there were $3,102,114, $12,867 and $2,440,763 for Class A, Class B(1) and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $270,005 and $1,653,913, respectively, on sales of Class A shares of the fund during the period ended September 30, 2004, and that MetLife Securities, Inc., earned commissions aggregating $922,534 and $69,488 on sales of Class B(1) and Class C shares, respectively, and the Distributor collected contingent deferred sales charges aggregating $75,332, $166 and $2,628 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 5

MetLife announced that it has entered into an agreement to sell the Adviser as part of a larger transaction to sell MetLife's asset management business to BlackRock, Inc. ("BlackRock"). The acquisition by BlackRock of MetLife's asset management business is expected to occur in the first quarter of 2005. At the time of the closing, the advisory agreement between the fund and the Adviser and the distribution agreement between the fund and the Distributor will be terminated. BlackRock Advisors, Inc. and BlackRock Distributors, Inc., wholly owned subsidiaries of BlackRock, will serve as investment adviser and distributor, respectively.

A Special Meeting of Shareholders of the fund has been tentatively scheduled for December 2004. At this meeting, shareholders of the fund will be asked to consider and approve a plan of reorganization between the fund and the BlackRock High Yield Bond Portfolio. If the proposed reorganization is approved by shareholders of the fund, the BlackRock High Yield Bond Portfolio would acquire substantially all of the assets and liabilities of the fund. In exchange, shareholders of the fund would receive shares of the BlackRock High Yield Bond Portfolio with an aggregate value equivalent to the aggregate net asset value of their fund shares at the time of the transaction. If the proposed reorganization is not approved by shareholders of the fund, the Board of Trustees will need to consider other alternatives relating to the management and operations of the fund, including without limitations, seeking an alternative investment adviser for the fund or seeking shareholder approval to liquidate the fund.*

*The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of any proxy.

Note 6

The trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share.

These transactions break down by share class as follows:


                                                                           Six months ended
                                                                         September 30, 2004                      Year ended
                                                                             (unaudited)                       March 31, 2004
                                                                  -----------------------------------------------------------------
Class A                                                              Shares            Amount          Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                           5,039,419    $  17,324,685       67,387,812     $ 224,854,937
Issued upon reinvestment of dividends from net investment income      1,497,345        5,160,169        3,676,087        12,483,631
Shares redeemed                                                     (11,578,803)     (39,716,771)     (79,294,980)     (265,525,730)
                                                                  --------------   -------------    --------------    -------------
Net decrease                                                         (5,042,039)   $ (17,231,917)      (8,231,081)    $ (28,187,162)
                                                                  ==============   =============    ==============    =============

Class B(1)                                                           Shares            Amount          Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                             623,834    $   2,118,945        3,170,427     $  10,621,570
Issued upon reinvestment of dividends from net investment income        235,578          801,981          538,601         1,757,195
Shares redeemed                                                      (1,618,758)      (5,494,067)      (3,025,254)      (10,165,178)
                                                                  --------------   -------------    --------------    -------------
Net increase (decrease)                                                (759,346)   $  (2,573,141)         683,774     $   2,213,587
                                                                  ==============   =============    ==============    =============

Class B                                                              Shares            Amount          Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                             128,311    $     441,150          539,828     $   1,808,194
Issued upon reinvestment of dividends from net investment income        272,466          934,927          669,357         2,255,751
Shares redeemed                                                      (2,665,090)      (9,131,332)      (7,898,226)      (26,666,918)
                                                                  --------------   -------------    --------------    -------------
Net decrease                                                         (2,264,313)   $  (7,755,255)      (6,689,041)    $ (22,602,973)
                                                                  ==============   =============    ==============    =============

Class C                                                              Shares            Amount          Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                             338,869    $   1,154,706        1,299,737     $   4,322,789
Issued upon reinvestment of dividends from net investment income         50,122          171,469          118,552           400,008
Shares redeemed                                                        (586,560)      (2,008,602)      (1,823,813)       (6,108,148)
                                                                  --------------   -------------    --------------    -------------
Net decrease                                                           (197,569)   $    (682,427)        (405,524)    $  (1,385,351)
                                                                  ==============   =============    ==============    =============

Class S                                                              Shares            Amount          Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                             234,093    $     786,711        4,344,157     $  14,346,842
Issued upon reinvestment of dividends from net investment income         51,820          176,525          176,312           592,285
Shares redeemed                                                        (201,100)        (685,625)      (5,717,809)      (19,092,851)
                                                                  --------------   -------------    --------------    -------------
Net increase (decrease)                                                  84,813    $     277,611       (1,197,340)    $  (4,153,724)
                                                                  ==============   =============    ==============    =============

FINANCIAL
       Highlights

For a share outstanding throughout each period:

                                                                                    Class A
                                                  ---------------------------------------------------------------------------------
                                                   Six months ended                              Years ended March 31
                                                  September 30, 2004  -------------------------------------------------------------
                                                     (unaudited)(a)  2004(a)(g)  2003(a)(f)  2002(a)(e)(f)  2001(a)(f)   2000(a)(f)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                  3.50          3.23        3.31         3.48          5.05        5.65
                                                         ------       ------       -----        -----        ------       -----
 Net investment income ($)                                0.11          0.24        0.25         0.23          0.43        0.52
 Net realized and unrealized gain (loss) on
   investments ($)                                        0.01          0.28       (0.07)       (0.12)        (1.57)      (0.60)
                                                         ------       ------       -----        -----        ------       -----
Total from investment operations ($)                      0.12          0.52        0.18         0.11         (1.14)      (0.08)
                                                         ------       ------       -----        -----        ------       -----
 Dividends from net investment income ($)                (0.12)        (0.25)      (0.26)       (0.28)        (0.43)      (0.52)
                                                         ------       ------       -----        -----        ------       -----
Total distributions ($)                                  (0.12)        (0.25)      (0.26)       (0.28)        (0.43)      (0.52)
                                                         ------       ------       -----        -----        ------       -----
Net asset value, end of period ($)                        3.50          3.50        3.23         3.31          3.48        5.05
                                                         ======       ======       =====        =====        ======       =====
Total return (%)(b)                                       3.53 (c)     16.42        6.02         3.33        (23.51)      (1.65)

Ratios/supplemental data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)              216,560       234,343     242,824      216,612       257,702     501,042
Expense ratio (%)                                         1.40 (d)      1.33        1.48         1.48          1.30        1.12
Expense ratio after expense reductions (%)                1.40 (d)      1.33        1.47         1.47          1.29        1.11
Ratio of net investment income to average net
  assets (%)                                              6.58 (d)      7.12        7.92         6.83         10.15        9.50
Portfolio turnover rate (%)                              64.17        121.54       98.71        80.07         52.96       50.49


                                                                                      Class B(1)
                                              --------------------------------------------------------------------------------------
                                               Six months ended                          Years ended March 31
                                              September 30, 2004  ------------------------------------------------------------------
                                                (unaudited)(a)    2004(a)(g)    2003(a)(f)   2002(a)(e)(f)   2001(a)(f)   2000(a)(f)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)              3.46             3.20          3.28          3.45           5.01        5.62
                                                     ------          ------         -----         -----          -----       -----
 Net investment income ($)                            0.10             0.22          0.22          0.20           0.40        0.47
 Net realized and unrealized gain (loss) on
   investments ($)                                    0.01             0.26         (0.06)        (0.12)         (1.55)      (0.60)
                                                     ------          ------         -----         -----          -----       -----
Total from investment operations ($)                  0.11             0.48          0.16          0.08          (1.15)      (0.13)
                                                     ------          ------         -----         -----          -----       -----
 Dividends from net investment income ($)            (0.11)           (0.22)        (0.24)        (0.25)         (0.41)      (0.48)
                                                     ------          ------         -----         -----          -----       -----
Total distributions ($)                              (0.11)           (0.22)        (0.24)        (0.25)         (0.41)      (0.48)
                                                     ------          ------         -----         -----          -----       -----
Net asset value, end of period ($)                    3.46             3.46          3.20          3.28           3.45        5.01
                                                     ======          ======         =====         =====          =====       =====
Total return (%)(b)                                   3.22 (c)        15.47          5.36          2.65          24.03       (2.57)

Ratios/supplemental data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)           38,243           40,911        35,593        23,728         24,472      36,038
Expense ratio (%)                                     2.10 (d)         2.03          2.18          2.18           2.00        1.87
Expense ratio after expense reductions (%)            2.10 (d)         2.03          2.17          2.17           1.99        1.86
Ratio of net investment income to average net
  assets (%)                                          5.88 (d)         6.41          7.21          6.13           9.62        8.76
Portfolio turnover rate (%)                          64.17           121.54         98.71         80.07          52.96       50.49


                                                                                     Class B
                                              -------------------------------------------------------------------------------------
                                                Six months ended                        Years ended March 31
                                               September 30, 2004  ----------------------------------------------------------------
                                              (unaudited)(a)(g)(h)  2004(a)(g)(h) 2003(a)(f)  2002(a)(e)(f)  2001(a)(f)  2000(a)(f)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)              3.48             3.21          3.29         3.46          5.02       5.62
                                                     -----           ------         -----        -----        ------      -----
 Net investment income ($)                            0.14             0.22          0.23         0.20          0.40       0.47
 Net realized and unrealized gain (loss) on
  investments ($)                                     0.01             0.27         (0.07)       (0.12)        (1.55)     (0.59)
                                                     -----           ------         -----        -----        ------      -----
Total from investment operations ($)                  0.15             0.49          0.16         0.08         (1.15)     (0.12)
                                                     -----           ------         -----        -----        ------      -----
 Dividends from net investment income ($)            (0.13)           (0.22)        (0.24)       (0.25)        (0.41)     (0.48)
                                                     -----           ------         -----        -----        ------      -----
Total distributions ($)                              (0.13)           (0.22)        (0.24)       (0.25)        (0.41)     (0.48)
                                                     -----           ------         -----        -----        ------      -----
Net asset value, end of period ($)                    3.50             3.48          3.21         3.29          3.46       5.02
                                                     =====           ======         =====        =====        ======      =====
Total return (%)(b)                                   4.30 (c)        15.78          5.33         2.64        (23.98)     (2.38)
Ratios/supplemental data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)           38,718           46,365        64,182       74,004       109,691    230,786
Expense ratio (%)                                     1.10 (d)         2.03          2.18         2.18          2.00       1.87
Expense ratio after expense reductions (%)            1.10 (d)         2.03          2.17         2.17          1.99       1.86
Ratio of net investment income to average net
  assets (%)                                          8.18 (d)         6.57          7.23         6.14          9.41       8.76
Portfolio turnover rate (%)                          64.17           121.54         98.71        80.07         52.96      50.49


14                                       State Street Research High Income Fund

FINANCIAL
       Highlights


                                                                                      Class C
                                             ---------------------------------------------------------------------------------------
                                              Six months ended                          Years ended March 31
                                             September 30, 2004  -------------------------------------------------------------------
                                               (unaudited)(a)    2004(a)(g)     2003(a)(f)   2002(a)(e)(f)   2001(a)(f)   2000(a)(f)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)            3.48             3.21           3.29          3.46           5.02         5.63
                                                   -----           ------          -----         -----         ------        -----
 Net investment income ($)                          0.10             0.22           0.23          0.20           0.40         0.48
 Net realized and unrealized gain (loss) on
   investments ($)                                  0.00             0.27          (0.07)        (0.12)         (1.55)       (0.61)
                                                   -----           ------          -----         -----         ------        -----
Total from investment operations ($)                0.10             0.49           0.16          0.08          (1.15)       (0.13)
                                                   -----           ------          -----         -----         ------        -----
 Dividends from net investment income ($)          (0.11)           (0.22)         (0.24)        (0.25)         (0.41)       (0.48)
                                                   -----           ------          -----         -----         ------        -----
Total distributions ($)                            (0.11)           (0.22)         (0.24)        (0.25)         (0.41)       (0.48)
                                                   -----           ------          -----         -----         ------        -----
Net asset value, end of period ($)                  3.47             3.48           3.21          3.29           3.46         5.02
                                                   =====           ======          =====         =====         ======        =====
Total return (%)(b)                                 2.90 (c)        15.73           5.33          2.63         (23.98)       (2.57)
Ratios/supplemental data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)         10,902           11,598         12,008         8,616         11,896       26,154
Expense ratio (%)                                   2.10 (d)         2.03           2.18          2.18           2.00         1.87
Expense ratio after expense reductions (%)          2.10 (d)         2.03           2.17          2.17           1.99         1.86
Ratio of net investment income to average net
  assets (%)                                        5.88 (d)         6.42           7.21          6.16           9.40         8.77
Portfolio turnover rate (%)                        64.17           121.54          98.71         80.07          52.96        50.49


                                                                                      Class S
                                              --------------------------------------------------------------------------------------
                                               Six months ended                          Years ended March 31
                                              September 30, 2004  ------------------------------------------------------------------
                                                (unaudited)(a)    2004(a)(g)   2003(a)(f)   2002(a)(e)(f)   2001(a)(f)   2000(a)(f)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)             3.46             3.20         3.28          3.46           5.01         5.61
                                                    -----           ------        -----         -----         ------        -----
 Net investment income ($)                           0.12             0.25         0.25          0.24           0.41         0.53
 Net realized and unrealized gain (loss) on
   investments ($)                                   0.01             0.27        (0.06)        (0.13)         (1.51)       (0.60)
                                                    -----           ------        -----         -----         ------        -----
Total from investment operations ($)                 0.13             0.52         0.19          0.11          (1.10)       (0.07)
                                                    -----           ------        -----         -----         ------        -----
 Dividends from net investment income ($)           (0.13)           (0.26)       (0.27)        (0.29)         (0.45)       (0.53)
                                                    -----           ------        -----         -----         ------        -----
Total distributions ($)                             (0.13)           (0.26)       (0.27)        (0.29)         (0.45)       (0.53)
                                                    -----           ------        -----         -----         ------        -----
Net asset value, end of period ($)                   3.46             3.46         3.20          3.28           3.46         5.01
                                                    =====           ======        =====         =====         ======        =====
Total return (%)(b)                                  3.73 (c)        16.61         6.40          3.36         (23.06)       (1.41)
Ratios/supplemental data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ($ thousands)           5,481            5,194        8,628         3,930          3,438       45,737
Expense ratio (%)                                    1.10 (d)         1.03         1.18          1.18           1.00         0.87
Expense ratio after expense reductions (%)           1.10 (d)         1.03         1.17          1.17           0.99         0.86
Ratio of net investment income to average net
  assets (%)                                         6.88 (d)         7.43         7.92          7.20          10.40         9.81
Portfolio turnover rate (%)                         64.17           121.54        98.71         80.07          52.96        50.49

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized
(d) Annualized
(e) Effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized loss per share by $0.05, and decrease the ratio of net investment income to average net assets by 1.47%. The financial highlights for the period prior to April 1, 2001, have not been restated for this change in policy.
(f) Audited by other auditors
(g) During the year ended March 31, 2004, the Distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on net investment income per share, total return and the ratio of net investment income to average net assets.
(h) During the periods ended March 31, 2004, and September 30, 2004, the Distributor reimbursed Class B shares of the fund the estimated excess of payments received over costs incurred under the 12b-1 plan. The effect of this reimbursement was to increase net investment income per share $0.00 and $0.02, respectively, increase the total return 0.00% and 0.57%, respectively and increase the ratio of net investment income to average net assets 0.12% and 1.30%, respectively.

TRUSTEES AND OFFICERS
               State Street Research Income Trust

                                                                                             Number of Funds
Name,                Position(s)  Term of Office                                             in Fund Complex          Other
Address               Held with    and Length of              Principal Occupations            Overseen by       Directorships Held
and Age(a)              Fund      Time Served(b)                During Past 5 Years          Trustee/Officer(c)  by Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
Bruce R. Bond          Trustee         Since        Retired; formerly Chairman of the Board,         19          Avaya Inc.
(58)                                   1999         Chief Executive Officer and President,
                                                    PictureTel Corporation (video
                                                    conferencing systems)
Peter S. Drotch        Trustee         Since        Retired; formerly Partner,                       19          First Marblehead
(62)                                   2004         PricewaterhouseCoopers LLP                                   Corp.
Steve A. Garban        Trustee         Since        Retired; formerly Senior Vice President          53          Metropolitan Series
(67)                                   1997         for Finance and Operations and Treasurer,                    Fund, Inc. and
                                                    The Pennsylvania State University                            Metropolitan Series
                                                                                                                 Fund II
Susan M. Phillips      Trustee         Since        Dean, School of Business and Public              19          The Kroger Co.
(59)                                   1999         Management, George Washington University;
                                                    formerly a member of the Board of
                                                    Governors of the Federal Reserve
                                                    System; and Chairman and Commissioner
                                                    of the Commodity Futures Trading Commission
Toby Rosenblatt        Trustee         Since        President, Founders Investments Ltd.             53          A.P. Pharma, Inc.;
(66)                                   1993         (investments); President, Pacific Four                       Metropolitan Series
                                                    Investments (investments); formerly                          Fund, Inc.; and
                                                    President, The Glen Ellen Company                            Metropolitan Series
                                                    (private investment firm)                                    Fund II
Michael S.             Trustee         Since        Jay W. Forrester Professor of Management         53          Metropolitan Series
Scott Morton (67)                      1987         (Emeritus), Sloan School of Management,                      Fund, Inc. and
                                                    Massachusetts Institute of Technology                        Metropolitan Series
                                                                                                                 Fund II
Interested Trustees
Richard S. Davis(+)    Trustee         Since        Chairman of the Board, President and             19          None
(59)                                   2000         Chief Executive Officer of State Street
                                                    Research & Management Company; formerly
                                                    Senior Vice President, Fixed Income
                                                    Investments, Metropolitan Life Insurance
                                                    Company
Officers
Donald G. DeVeuve      Vice            Since        Senior Vice President of State Street             6          None
(47)                   President       2001         Research & Management Company; formerly
                                                    Vice President, State Street Research
                                                    & Management Company
C. Kim Goodwin         Vice            Since        Managing Director and Chief Investment           18          Akamai
(45)                   President       2002         Officer - Equities of State Street                           Technologies, Inc.
                                                    Research & Management Company; formerly
                                                    Chief Investment Officer -
                                                    U.S. Growth Equities, American Century
John S. Lombardo       Vice            Since        Managing Director, Chief Financial               19          None
(49)                   President       2001         Officer and Director of State Street
                                                    Research & Management Company; formerly
                                                    Executive Vice President, State Street
                                                    Research & Management Company; and
                                                    Senior Vice President, Product and
                                                    Financial Management, MetLife Auto & Home
Mark A. Marinella      Vice            Since        Managing Director and Chief Investment            9          None
(46)                   President       2003         Officer - Fixed Income, of State
                                                    Street Research & Management Company;
                                                    formerly Executive Vice President and
                                                    Senior Vice President, State Street
                                                    Research & Management Company; and Chief
                                                    Investment Officer and Head of Fixed Income,
                                                    Columbia Management Group
Elizabeth M.           Vice            Since        Managing Director of State Street Research        8          None
Westvold (44)          President       2003         & Management Company; formerly Senior Vice
                                                    President, State Street Research &
                                                    Management Company
Douglas A. Romich      Treasurer       Since        Senior Vice President and Treasurer of State     19          None
(47)                                   2001         Street Research & Management Company; formerly
                                                    Vice President and Assistant Treasurer,
                                                    State Street Research & Management Company

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.
(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.
(c) Includes all series of 9 investment companies for which State Street Research & Management Company serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.
(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

                                                                  -------------
                                                                    PRST STD
[STATE STREET RESEARCH LOGO]                                      U.S. POSTAGE
One Financial Center                                                  PAID
Boston, MA 02111-2690                                               PERMIT #6
                                                                    HUDSON, MA
                                                                  ------------


New accounts, mutual fund purchases,
exchanges and account information

Internet     www.ssrfunds.com

E-mail       info@ssrfunds.com

Phone        1-87-SSR-FUNDS (1-877-773-8637),
             toll-free, 7 days a week, 24 hours a day
             Hearing-impaired: 1-800-676-7876
             Chinese- and Spanish-speaking: 1-888-638-3193

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

Mail         State Street Research Service Center
             P.O. Box 8408, Boston, MA 02266-8408


Did You Know?

State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.


Investors should carefully consider the fund's investment objective, risks, charges and expenses before investing. The fund's prospectus contains more complete information on these and other matters. A prospectus for any State Street Research fund is available through your financial professional, by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. Please read the prospectus carefully before investing.

OverView
For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts
For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing
For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.


                                    [GRAPHIC]
                                for Excellence in
                           Shareholder Communications


                                    [GRAPHIC]
                            for Excellence in Service


This report must be accompanied or preceded by a current prospectus. When used as sales material after December 31, 2004, this report must be accompanied by a current Quarterly Performance Update.

"State Street Research Proxy Voting Policies and Procedures"--which describes how we vote proxies relating to portfolio securities--is available upon request, free of charge, by calling the State Street Research Service Center toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or by accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

Member NASD, SIPC
(C)2004 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA  02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp1105)SSR-LD                                     HI-2658-1104

                               FORM N-CSR(2 OF 3)

ITEM 2: CODE OF ETHICS
        Not applicable for the reporting period.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT
        Not applicable for the reporting period.

ITEM 4: (PRINCIPAL ACCOUNTANT FEES AND SERVICES)
        Not applicable for the reporting period.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS
        Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS
        Not applicable.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES:
        Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
        Not applicable.

ITEM 9: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

       The Governance Committee will consider nominees recommended by shareholders. Shareholders may submit recommendations to the attention of the Secretary of the Trust, State Street Research & Management Company, One Financial Center, 30th Floor, Boston, MA 02111.

ITEM 10: CONTROLS AND PROCEDURES

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.


ITEM 11: EXHIBITS

       (a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

       (a)(2) Certification for each principal executive and principal financial officer of the Registrant required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended
              (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.302CERT

      (b) Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     State Street Research Income Trust

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    December 7, 2004
                          ------------------------------------------------------

                               FORM N-CSR(3 OF 3)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    December 7, 2004
                          ------------------------

                     By:     /s/ Douglas A. Romich
                          ------------------------------------------------------
                             Douglas A. Romich, Treasurer
                             Principal Financial Officer

                     Date    December 7, 2004
                          ------------------------